                          B E A
                    INSTITUTIONAL FUNDS

                 INTERNATIONAL EQUITY FUND

                EMERGING MARKETS EQUITY FUND

                   U.S. CORE EQUITY FUND

                       BALANCED FUND

                 U.S. CORE FIXED INCOME FUND

              STRATEGIC GLOBAL FIXED INCOME FUND

                      HIGH YIELD FUND

                     MUNICIPAL BOND FUND

                     SHORT DURATION FUND



                  PROSPECTUS - DECEMBER 8, 1997

                               TABLE OF CONTENTS


                                                                                                            PAGE
                                                                                                            -----
Annual Fund Operating Expenses.........................................................................           2
Financial Highlights...................................................................................           4
The Company............................................................................................          10
Investment Objectives and Policies.....................................................................          10
Investment Limitations.................................................................................          22
Risk Factors...........................................................................................          22
Management.............................................................................................          24
Expenses...............................................................................................          28
How to Purchase Shares.................................................................................          28
How to Redeem and Exchange Shares......................................................................          29
Net Asset Value........................................................................................          31
Dividends and Distributions............................................................................          31
Taxes..................................................................................................          31
Multi-Class Structure..................................................................................          34
Description of Shares..................................................................................          34
Other Information......................................................................................          35

                            BEA INSTITUTIONAL FUNDS
THE BEA INSTITUTIONAL FUNDS CONSIST OF NINE CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "INSTITUTIONAL SHARES" OR "SHARES") OF SUCH CLASSES (THE "INSTITUTIONAL CLASSES" OR "CLASSES") ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN ONE OF THE NINE INVESTMENT PORTFOLIOS OF THE COMPANY DESCRIBED IN THIS PROSPECTUS (COLLECTIVELY, THE "FUNDS"). THE INVESTMENT OBJECTIVE OF EACH FUND DESCRIBED IN THIS PROSPECTUS IS AS FOLLOWS:

        BEA INTERNATIONAL EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

        BEA EMERGING MARKETS EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

        BEA U.S. CORE EQUITY FUND -- seeks to provide long term appreciation of capital. The Fund will invest primarily in U.S. equity securities.

        BEA BALANCED FUND -- seeks to maximize total return consistent with preservation of capital through both income and capital appreciation.

        BEA U.S. CORE FIXED INCOME FUND -- seeks to provide high total return. The Fund will invest primarily in domestic fixed-income securities consistent with comparable broad market fixed income indices, such as the Lehman Brothers Aggregate Bond Index.

        BEA HIGH YIELD FUND -- seeks to provide a high total return. The Fund will invest primarily in high yield fixed income securities issued by corporations, governments and agencies, both domestic and foreign.

        BEA STRATEGIC GLOBAL FIXED INCOME FUND -- seeks to provide high total return. The Fund will invest primarily in both foreign and domestic fixed income securities.

        BEA MUNICIPAL BOND FUND -- seeks to provide high total return. The Fund will invest primarily in municipal bonds issued by state and local authorities.

        BEA SHORT DURATION FUND -- seeks to provide investors with as high a level of current income as is consistent with the preservation of capital.

    There can be, of course, no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."

    THE BEA HIGH YIELD FUND MAY INVEST ITS ASSETS WITHOUT LIMITATION IN SECURITIES WHICH ARE BELOW INVESTMENT-GRADE QUALITY. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF LOSS OF PRINCIPAL AND INTEREST, THAN THOSE INVOLVED WITH INVESTMENT-GRADE SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS."

    BEA Associates ("BEA" or the "Adviser"), a U.S. investment advisory firm, will act as the investment adviser to each Fund. BEA maintains a global investment strategy and, as of September 30, 1997, served as adviser for approximately $34.6 billion of assets.

    Generally, the minimum initial investment in the BEA Institutional Funds is $3,000,000 and the minimum subsequent investment is $100,000.

    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 8, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related material, on the SEC website (http://www.sec.gov).

    Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in shares of the Funds involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                      DECEMBER 8, 1997

                         ANNUAL FUND OPERATING EXPENSES

                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)



                                                                      BEA                                      BEA
                                                         BEA        EMERGING                                U.S. CORE
                                                    INTERNATIONAL   MARKETS     BEA U.S.         BEA          FIXED
                                                       EQUITY        EQUITY    CORE EQUITY     BALANCED      INCOME
                                                        FUND          FUND        FUND           FUND         FUND
                                                    -------------   --------   -----------   ------------   ---------
Management Fees (after waivers)(2)................       .80%          .98%        .71%           .50%         .25%
Other Expenses (after waivers)(2).................       .36%          .51%        .29%           .40%         .25%
                                                         ---           ---         ---            ---          ---
Total Fund Operating Expenses (after
 waivers)(2)......................................      1.16%         1.49%       1.00%           .90%         .50%
                                                         ---           ---         ---            ---          ---
                                                         ---           ---         ---            ---          ---



                                                         BEA
                                                      STRATEGIC       BEA                       BEA
                                                    GLOBAL FIXED      HIGH         BEA         SHORT
                                                       INCOME        YIELD      MUNICIPAL    DURATION
                                                        FUND          FUND      BOND FUND      FUND
                                                    -------------   --------   -----------   ---------
Management Fees (after waivers)(2)................       .43%          .44%        .47%         .15%
Other Expenses (after waivers)(2).................       .32%          .26%        .53%         .40%
                                                         ---           ---         ---          ---
Total Fund Operating Expenses (after waivers)(2)..       .75%          .70%       1.00%         .55%
                                                         ---           ---         ---          ---
                                                         ---           ---         ---          ---


------------------------
(1) The annual operating expenses for the Funds are based on actual expenses incurred for the fiscal year ended August 31, 1997 (except for the BEA Short Duration and Balanced Funds). The expenses of the BEA Short Duration and Balanced Funds are based on expenses expected to be incurred in the current fiscal period.


(2) Before expense waivers and expense reimbursements, Management Fees would be .80%, 1.00%, .75%, .60%, .375%, .50%, .70%, .70% and .15% for the BEA
    International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond and the BEA Short Duration Funds, respectively. Other Expenses would be .45%, .63%, .43%, .54%, .405%, .48%, .43%, .67% and .45% for the BEA International
    Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced Fund, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond and the BEA Short Duration Funds, respectively and Total Fund Operating Expenses would be 1.25%, 1.63%, 1.18%, 1.14%, .78%, .98%, 1.13%, 1.37% and .60% for the BEA
    International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond and the BEA Short Duration Funds, respectively.

--------------------------------------------------------------------------------
EXAMPLE
An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                                         ONE     THREE     FIVE       TEN
                                                                         YEAR    YEARS     YEARS     YEARS
                                                                        ------   ------   -------   -------
BEA International Equity Fund.........................................  $12      $37       $64      $141
BEA Emerging Markets Equity Fund......................................  $15      $47       $81      $178
BEA U.S. Core Equity Fund.............................................  $10      $32       $55      $122
BEA Balanced Fund.....................................................  $ 9      $29       N/A       N/A
BEA U.S. Core Fixed Income Fund.......................................  $ 5      $16       $28      $ 63
BEA Strategic Global Fixed Income Fund................................  $ 8      $24       $42      $ 93
BEA High Yield Fund...................................................  $ 7      $22       $39      $ 87
BEA Municipal Bond Fund...............................................  $10      $32       $55      $122
BEA Short Duration Fund...............................................  $ 6      $18       N/A       N/A

------------------------
The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The expense figures in the fee table are based upon fees and costs incurred by the Funds (except the BEA Short Duration and Balanced Funds) during the fiscal year ended August 31, 1997. The expenses of the BEA Short Duration and Balanced Funds are based on expenses expected to be incurred by those Funds in the current fiscal period if the Funds offer shares to the public. Actual expenses may be greater or less than such costs and fees of the Institutional Shares set forth above. This fee table reflects voluntary waivers of Management and/or Administration Fees for the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond Fund and the BEA Short Duration Funds, respectively. The Adviser and Administrator are under no obligation with respect to such fee waivers, however, and there can be no assurance that any future waivers of Management and Administration Fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumption of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The tables below set forth certain information concerning the investment results of the BEA Institutional Classes representing interests in the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA High Yield, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, and the BEA Municipal Bond Funds for each of the periods indicated. The financial data included in this table for each of the periods ended August 31, 1997, 1996, 1995, 1994 and 1993 are a part of the Company's Financial Statements for each of the above Funds which have been audited by Coopers & Lybrand L.L.P., the Company's independent accountants. The financial data included in this table should be read in conjunction with the financial statements and related notes. Financial Highlights are not available for the BEA Institutional Classes representing interests in the BEA Balanced Fund and the BEA Short Duration Fund because, as of the date of this Prospectus, these Funds had no operating history. Further information about the performance of the Funds is available in the Fund's Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the BEA Institutional Funds free of charge by calling (800) 401-2230.
                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             BEA INTERNATIONAL EQUITY FUND
                                     -----------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                        PERIOD
                                        FOR THE         FOR THE         FOR THE         FOR THE       OCTOBER 1,
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       1992* TO
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                         1997            1996            1995            1994            1993
                                     -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of
 period............................  $    19.41      $    18.24      $    20.73      $    18.73      $    15.00
                                     -------------   -------------   -------------   -------------   -------------
  Income from investment operations
    Net investment income..........        0.18            0.19            0.06            0.05            0.04
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        2.89            1.05           (1.75)           2.60            3.69
                                     -------------   -------------   -------------   -------------   -------------
    Total from investment
     operations....................        3.07            1.24           (1.69)           2.65            3.73
                                     -------------   -------------   -------------   -------------   -------------
  Less Dividends and Distributions
    Dividends from net investment
     income........................       (0.26)          (0.07)             --           (0.05)             --
    Distributions from capital
     gains.........................          --              --           (0.80)          (0.60)             --
                                     -------------   -------------   -------------   -------------   -------------
    Total Dividends and
     Distributions.................       (0.26)          (0.07)          (0.80)          (0.65)             --
                                     -------------   -------------   -------------   -------------   -------------
    Net asset value, end of
     period........................  $    22.22      $    19.41      $    18.24      $    20.73      $    18.73
                                     -------------   -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------   -------------
Total return.......................      15.93%           6.81%(d)      (8.06)%(d)       14.23%(d)       24.87%(c)(d)
Ratio/Supplementa1 Data
    Net assets, end of period
     (000's omitted)...............  $  568,510      $  682,271      $  773,255      $  767,190      $  268,404
    Ratio of expenses to average
     net assets....................       1.16%(a)        1.19%(a)        1.25%(a)        1.25%(a)        1.25%(a)(b)
    Ratio of net investment income
     to average net assets.........       0.71%           0.84%           0.35%           0.33%           0.41%(b)
    Portfolio turnover rate........        126%             86%             78%            104%            106%(c)
    Average commission rate(e).....  $   0.0039      $   0.0007             N/A             N/A             N/A

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Equity Fund would have been 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1997, 1996, 1995 and 1994, respectively and 1.46% annualized for the period ended August 31, 1993.
(b) Annualized.
(c) Not annualized.
(d) Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           BEA EMERGING MARKETS EQUITY FUND
                                     -----------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                        PERIOD
                                        FOR THE         FOR THE         FOR THE         FOR THE       FEBRUARY 1,
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       1993* TO
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                         1997            1996            1995            1994            1993
                                     -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of
 period............................  $    18.20      $    17.67      $    24.58      $    18.38      $    15.00
                                     -------------   -------------   -------------   -------------   -------------
  Income from investment
   operations
    Net investment income (loss)...        0.21            0.10            0.02           (0.03)           0.02
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        1.30            0.48           (5.94)           6.64            3.36
                                     -------------   -------------   -------------   -------------   -------------
    Total from investment
     operations....................        1.51            0.58           (5.92)           6.61            3.38
                                     -------------   -------------   -------------   -------------   -------------
  Less Dividends and
   Distributions
    Dividends from net
     investment income.............       (0.07)          (0.05)          (0.07)          (0.09)             --
    Distributions from capital
     gains.........................          --            0.00           (0.92)          (0.32)             --
                                     -------------   -------------   -------------   -------------   -------------
    Total Dividends and
     Distributions.................       (0.07)          (0.05)          (0.99)          (0.41)             --
                                     -------------   -------------   -------------   -------------   -------------
    Net asset value, end of
     period........................  $    19.64      $    18.20      $    17.67      $    24.58      $    18.38
                                     -------------   -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------   -------------
Total return.......................       8.31%           3.33%(d)     (24.42)%(d)       35.99%(d)       22.53%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............  $   83,012      $  114,691      $  128,323      $  140,675      $   21,988
    Ratio of expenses to
     average net assets............       1.49%(a)        1.49%(a)        1.50%(a)        1.50%(a)        1.50%(a)(b)
    Ratio of net investment
     income (loss) to average net
     assets........................       0.99%           0.63%           0.02%            (0.02)%        0.28%(b)
    Portfolio turnover rate........        147%             79%             79%             54%             38%(c)
    Average commission rate(e).....  $   0.0004      $   0.0005             N/A             N/A             N/A

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses , the ratios of expenses to average net assets for the BEA Emerging Markets Equity Fund would have been 1.63%, 1.62%, 1.61%, and 2.01% for the years ended August 31, 1997, 1996,
    1995, and 1994, respectively and 3.23% annualized for the period ended August 31, 1993.
(b) Annualized.
(c) Not annualized.
(d) Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                    BEA U.S. CORE EQUITY FUND              BEA U.S. CORE FIXED INCOME FUND
                                ---------------------------------   ---------------------------------------------
                                                         FOR THE                                         FOR THE
                                 FOR THE     FOR THE     PERIOD      FOR THE     FOR THE     FOR THE     PERIOD
                                  YEAR        YEAR      SEPTEMBER     YEAR        YEAR        YEAR      APRIL 1,
                                  ENDED       ENDED     1, 1994*      ENDED       ENDED       ENDED       1994*
                                 AUGUST      AUGUST     TO AUGUST    AUGUST      AUGUST      AUGUST     TO AUGUST
                                   31,         31,         31,         31,         31,         31,         31,
                                  1997        1996        1995        1997        1996        1995        1994
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
 period.......................  $  19.05    $  17.86    $  15.00    $  15.06    $  15.42    $  14.77    $  15.00
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Income from investment
   operations
    Net investment income.....      0.14        0.20        0.22        0.92        0.95        0.88        0.42
    Net realized and
     unrealized gains (losses)
     on securities and foreign
     currency transactions....      6.82        2.81        2.72        0.76       (0.16)       0.61       (0.40)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total from investment
     operations...............      6.96        3.01        2.94        1.68        0.79        1.49        0.02
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Less Dividends and
   Distributions
    Dividends from net
     investment income........     (0.20)      (0.21)      (0.08)      (0.97)      (0.93)      (0.84)      (0.25)
    Distributions from capital
     gains....................     (1.41)      (1.61)         --       (0.12)      (0.22)         --          --
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Dividends and
     Distributions............     (1.61)      (1.82)      (0.08)      (1.09)      (1.15)      (0.84)      (0.25)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net asset value, end of
     period...................  $  24.40    $  19.05    $  17.86    $  15.65    $  15.06    $  15.42    $  14.77
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total return..................    38.32%      17.59%      19.75%      11.53%       5.23%(c)   10.60%       0.17%(c)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)..........  $ 86,182    $ 59,015    $ 31,644    $177,219    $118,596    $ 99,250    $ 30,016
    Ratio of expenses to
     average net assets.......     1.00%(a)    1.00%(a)    1.00%(a)    0.50%(a)    0.50%(a)    0.50%(a)    0.50%(a)(b)
    Ratio of net investment
     income to average net
     assets...................     0.67%       1.25%       1.59%       6.31%       6.43%       6.47%       6.04%(b)
    Portfolio turnover rate...       93%        127%        123%        372%        201%        304%        186%(c)
    Average commission
     rate(d)..................  $ 0.0592    $ 0.0614         N/A         N/A         N/A         N/A         N/A


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund Institutional Class would have been 1.18% and 1.34% for the years ended August 31, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund Institutional Class would have been .78%, .78% and .84% for the years ended August 31, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        BEA STRATEGIC GLOBAL FIXED INCOME FUND
                                     -----------------------------------------------------------------------------
                                          FOR THE             FOR THE             FOR THE         FOR THE PERIOD
                                        YEAR ENDED          YEAR ENDED          YEAR ENDED       JUNE 28, 1994* TO
                                      AUGUST 31, 1997     AUGUST 31, 1996     AUGUST 31, 1995     AUGUST 31, 1994
                                     -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of
 period............................  $        15.75      $        15.67      $        15.00      $        15.00
                                            -------             -------             -------             -------
  Income from investment operations
    Net investment income..........            0.85                0.87                1.06                0.15
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................           (0.16)               0.58                0.49               (0.15)
                                            -------             -------             -------             -------
    Total from investment
     operations....................            0.69                1.45                1.55                  --
                                            -------             -------             -------             -------
  Less Dividends and Distributions
    Dividends from net investment
     income........................           (0.71)              (1.22)              (0.88)                 --
    Distributions from capital
     gains.........................           (0.32)              (0.15)                 --                  --
                                            -------             -------             -------             -------
    Total Dividends and
     Distributions.................           (1.03)              (1.37)              (0.88)                 --
                                            -------             -------             -------             -------
    Net asset value, end of
     period........................  $        15.41      $        15.75      $        15.67      $        15.00
                                            -------             -------             -------             -------
                                            -------             -------             -------             -------
Total return.......................           4.48%               9.65%              10.72%               0.00%(c)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............  $       44,285      $       38,348      $       19,565      $        6,300
    Ratio of expenses to average
     net assets....................           0.75%(a)            0.75%(a)            0.75%(a)            0.75%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................           5.31%               7.37%               7.26%               5.64%(b)
    Portfolio turnover rate........             98%                 87%                 91%                  0%(c)

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Strategic Global Fixed Income Fund would have been 0.98%, 1.07% and 1.29% for the years ended August 31, 1997, 1996 and 1995, respectively and 1.92% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)

                                                                    BEA HIGH YIELD FUND
                                     ---------------------------------------------------------------------------------
                                        FOR THE         FOR THE         FOR THE         FOR THE       FOR THE PERIOD
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      MARCH 31, 1993*
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,            TO
                                         1997            1996            1995            1994         AUGUST 31, 1993
                                     -------------   -------------   -------------   -------------   -----------------
Net asset value, beginning of
 period............................   $   16.09       $   15.72       $   15.94       $   16.94       $       15.00
                                     -------------   -------------   -------------   -------------         --------
  Income from investment operations
    Net investment income..........        1.37            1.47            1.42            1.20                0.52
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        0.96            0.40           (0.30)          (0.77)               1.42
                                     -------------   -------------   -------------   -------------         --------
    Total from investment
     operations....................        2.33            1.87            1.12            0.43                1.94
                                     -------------   -------------   -------------   -------------         --------
  Less Dividends and Distributions
    Dividends from net investment
     income........................       (1.34)          (1.50)          (1.34)          (1.43)                 --
    Distributions from capital
     gains.........................          --              --              --              --                  --
                                     -------------   -------------   -------------   -------------         --------
    Total Dividends and
     Distributions.................       (1.34)          (1.50)          (1.34)          (1.43)                 --
                                     -------------   -------------   -------------   -------------         --------
    Net asset value, end of
     period........................   $   17.08       $   16.09       $   15.72       $   15.94       $       16.94
                                     -------------   -------------   -------------   -------------         --------
                                     -------------   -------------   -------------   -------------         --------
Total return.......................      15.17%          12.42%           7.79%(d)        2.24%(d)           12.93%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............   $  92,630       $  75,849       $ 153,621       $ 143,517       $      98,357
    Ratio of expenses to average
     net assets....................       0.70%(a)        0.88%(a)        1.00%(a)        1.00%(a)            1.00%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................       8.44%           8.92%           9.37%           7.73%               7.56%(b)
    Portfolio turnover rate........         84%            143%             70%            121%                 72%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund would have been 1.13%, 1.11%, 1.08%, and 1.13% annualized for the years ended August 31, 1997, 1996, 1995 and 1994, respectively, and 1.17% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    BEA MUNICIPAL BOND FUND
                                     -----------------------------------------------------
                                                                                 FOR THE
                                                                                 PERIOD
                                       FOR THE       FOR THE       FOR THE      JUNE 20,
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED     1994* TO
                                     AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                        1997          1996          1995          1994
                                     -----------   -----------   -----------   -----------
Net asset value, beginning of
 period............................   $   14.65     $   15.46     $   15.06     $   15.00
                                     -----------   -----------   -----------   -----------
  Income from investment operations
    Net investment income..........        0.72          0.73          0.71          0.09
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        0.65         (0.37)         0.50         (0.03)
                                     -----------   -----------   -----------   -----------
    Total from investment
     operations....................        1.37          0.36          1.21          0.06
                                     -----------   -----------   -----------   -----------
  Less Dividends and Distributions
    Dividends from net investment
     income........................       (0.72)        (0.74)        (0.76)           --
    Distributions from capital
     gains.........................       (0.46)        (0.43)        (0.05)           --
                                     -----------   -----------   -----------   -----------
    Total Dividends and
     Distributions.................       (1.18)        (1.17)        (0.81)           --
                                     -----------   -----------   -----------   -----------
    Net asset value, end of
     period........................   $   14.84     $   14.65     $   15.46     $   15.06
                                     -----------   -----------   -----------   -----------
                                     -----------   -----------   -----------   -----------
Total return.......................       9.74%         2.27%         8.42%         0.40%(c)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............   $  19,810     $  19,581     $  48,978     $  42,310
    Ratio of expenses to average
     net assets....................       1.00%(a)      1.00%(a)      1.00%(a)      1.00%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................       4.88%         4.62%         4.76%         3.27%(b)
    Portfolio turnover rate........         43%           34%           25%            9%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Municipal Bond Fund would have been 1.37%, 1.42% and 1.19% for the years ended August 31, 1997, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

* Commencement of operations.

                            BEA INSTITUTIONAL FUNDS


----------------------------------------------

THE COMPANY

The Company is an open-end management investment company that currently operates or proposes to operate twenty-two separate investment portfolios. Each of the BEA Institutional Funds represents an interest in a separate portfolio. Each Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988.

The Funds are designed primarily for investors seeking investment of funds held in an institutional, fiduciary, advisory, agency, custodial or other similar capacity, which may include the investment of funds held or managed by broker-dealers, investment counselors, insurance companies, employee benefit plans, colleges, churches, charities, corporations and other institutions. Shares are currently available for purchase by investors who have entered into an investment management agreement with BEA or its affiliates. In addition, Shares may be purchased directly by certain individuals described in "How to Purchase Shares." Institutional investors such as those listed above may purchase Shares for discretionary or nondiscretionary accounts maintained by individuals.
----------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a specialized investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.


BEA INTERNATIONAL EQUITY FUND


The BEA International Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in, but not limited to, Argentina, Australia, Austria, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined below under "Investment Objectives and Policies -- BEA Emerging Markets Equity Fund," but does not expect to invest more than 40% of its total assets in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.


Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."

BEA EMERGING MARKETS EQUITY FUND


The BEA Emerging Markets Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during defensive periods, maintain investments in at least three Emerging Market countries.

The Fund normally will not select portfolio securities on the basis of their dividend or income potential unless BEA believes the income will contribute to the securities' capital appreciation potential.

An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."

BEA U.S. CORE EQUITY FUND
The BEA U.S. Core Equity Fund will seek to provide long-term appreciation of capital by investing primarily in U.S. equity securities. Under normal market conditions, the BEA U.S. Core Equity Fund will invest 65% of the value of its total assets in U.S. equity securities.

Equity securities include common stocks, preferred stocks, and securities which are convertible into common stock and readily marketable securities, such as rights and warrants, which derive their value from common stock. The BEA U.S. Core Equity Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs") of foreign issuers and similar securities. For defensive purposes, the BEA U.S. Core Equity Fund may invest in fixed income securities and in money market instruments.

The BEA U.S. Core Equity Fund normally will not emphasize dividend or interest income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential.

BEA BALANCED FUND

The BEA Balanced Fund's investment objective is to maximize total return consistent with preservation of capital through both income and capital appreciation.


The Fund will invest in domestic equity and debt securities and cash equivalent instruments. The proportion of the Fund's assets to be invested in each type of security will vary from time to time in accordance with BEA's assessment of economic conditions and investment opportunities. The asset allocation strategy is based on the premise that, from time to time, certain asset classes are more attractive short-term investments than others. Timely shifts among equity securities, debt securities and cash equivalent instruments, as determined by their relative valuation, should produce superior investment returns over the long term. In general, the Fund will not attempt to predict short-term market movements or interest rate changes, focusing instead upon a longer-term outlook. BEA anticipates that under normal market conditions between 35% and 65% of the Fund's total assets will be invested in equity securities and between 35% and 65% will be invested in debt securities.


The Fund will be managed by teams of BEA managers, each dedicated to managing a portion of the Fund's assets. The BEA Domestic Equity Management Team will manage the Equity portion of the Fund, which will invest primarily in common stocks, preferred stocks, securities which are convertible into common stocks, and rights and warrants which derive their value from common stocks. The BEA Fixed Income Management Team will manage the Fixed Income portion of the Fund, which will invest primarily in domestic fixed-income securities including, without limitation, bonds, debentures, notes, equipment leases and trust certificates, mortgage-related securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or by states or municipalities. Under normal market conditions, the Fund will seek to maintain an average weighted quality of its debt and convertible securities comparable to the AA rating of Standard & Poor's Ratings Service ("S&P"). Subject to this condition, the Fund may invest in lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities." For more information on the Management Teams, see "Management -- Investment Adviser."

Under normal market conditions, at least 35% of the Fund's total assets will be invested in fixed-income securities and at least 35% will be invested in equity securities. The actual percentage of assets invested in equity and fixed-income securities will vary from time to time in accordance with BEA's analysis of economic conditions and the underlying values of securities.

BEA U.S. CORE FIXED INCOME FUND

The BEA U.S. Core Fixed Income Fund will seek to provide high total return by investing at least 65% of the value of its total assets in domestic fixed income securities consistent with comparable broad market fixed-income indices. Debt securities may include, without limitation, bonds, debentures, notes, equipment lease and trust certificates, mortgage-related securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The BEA U.S. Core Fixed Income Fund may invest up to 35% of the value of its total assets in debt securities of foreign issuers including emerging market debt. With respect to 35% of the Fund's total assets, the Fund may also invest in other securities including but not limited to equity and equity-related securities. Under normal market conditions, the Fund will seek to maintain an average dollar-weighted credit rating comparable to the "AA" rating of S&P. Subject to this condition, however, the Fund may invest in lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities." The Adviser estimates that the average weighted maturity of the Fund will range between 5 and 15 years.

Depending upon prevailing market conditions, the BEA U.S. Core Fixed Income Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the fixed income investments in the Fund and a decline in interest rates will generally increase the value of those investments.

BEA STRATEGIC GLOBAL FIXED INCOME FUND


The BEA Strategic Global Fixed Income Fund will seek to provide high total return by investing 65% of the value of its total assets in fixed income securities issued by foreign and domestic corporations, governments and agen-cies. Under normal market conditions, the Fund will seek to maintain an average weighted quality comparable to the four highest bond ratings of S&P (i.e., BBB or better, commonly referred to as "investment grade"). The Fund may invest in fixed-income securities which may have equity characteristics, such as convertible bonds. The BEA Strategic Global Fixed Income Fund will not limit its investments in securities rated below investment grade by recognized rating agencies or in comparable unrated securities. The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities. There is no limit on investments in any region, country or currency, although the BEA Strategic Global Fixed Income Fund will normally invest in at least three different countries.


In addition to fixed income securities issued by foreign and domestic corporations, the BEA Strategic Global Fixed Income Fund may also invest in foreign government securities ("sovereign bonds"), U.S. Government securities including government agencies' securities, debt obligations of supranational entities, Brady Bonds, loan participations and assignments, convertible securities, mortgage-backed securities, asset-backed securities, zero-coupon securities, when-issued securities, repurchase and reverse repurchase agreements and dollar rolls, and the BEA Strategic Global Fixed Income Fund may lend portfolio securities to broker-dealers or institutional investors. For defensive purposes the Fund may invest up to 100% of its assets in U.S. Government securities, including government agencies' securities and Temporary Investments. See "Common Investment Policies -- All Funds" and "Common Investment Objectives and Policies" in the Statement of Additional Information for a discussion of these and other investment policies and strategies.

BEA HIGH YIELD FUND


The BEA High Yield Fund seeks to provide high total return by investing primarily in high yield fixed-income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in such high yield fixed-income securities, with the remainder invested in fixed-income securities which may have equity characteristics, such as convertible bonds. The Fund may also invest in equity securities such as warrant and options. The Fund is not limited in the extent to which it can invest in securities rated below investment grade by recognized rating agencies or in comparable unrated securities. See "Risk Factors -- Lower Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities.


The value of the securities held by the Fund, and thus the net asset value of the Shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

BEA MUNICIPAL BOND FUND

The BEA Municipal Bond Fund seeks to provide high total return by investing at least 65% of the value of its total assets in fixed-income securities issued by state and local governments ("Municipal Obligations"), although the BEA Municipal Bond Fund may invest its assets without limitation in securities of below investment-grade quality. The BEA Municipal Bond Fund may invest up to 40% of its assets in municipal obligations the interest on which constitutes an item of tax preference for purposes of the federal alternative minimum tax ("Alterative Minimum Tax Securities").

The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Eligible Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described in the Statement of Additional Information under "Common Investment Policies -- All Funds -- Illiquid Securities."

BEA SHORT DURATION FUND


The BEA Short Duration Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Adviser will seek to maintain a duration of approximately one year, but may vary the Fund's duration depending upon market conditions. Under normal circumstances, the dollar-weighted average life of the Fund's investment securities will be longer than six months and less than three years. Since the Fund ordinarily will invest in securities with longer maturities than those found in money market funds, its total return is expected to be higher and fluctuations in its net asset value are expected to be greater. Unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. Moreover, there can be no assurance that the Fund's investment objective will be achieved.



The BEA Short Duration Fund will invest primarily in U.S. dollar and foreign currency denominated debt securities and securities with debt-like characteristics (bearing interest or having a stated principal), such as bonds, debentures, notes, mortgage-related securities (including stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations of domestic and foreign issuers throughout the world, including supranational entities. These securities also include money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds, participation interests and other short-term debt instruments, and repurchase agreements. The Fund also may purchase shares of other invest-ment companies that invest in these securities to the extent permitted under the 1940 Act. The Adviser will endeavor to hedge foreign currency denominated debt using various investment techniques in an effort to minimize fluctuations in the Fund's net asset value resulting from fluctuations in currency exchange rates relative to the U.S. dollar.


The maturity of any single instrument held by the Fund is not limited. The Adviser will seek to maintain a duration of approximately one year, but may vary the Fund's duration depending upon market conditions. The duration of the Fund's investments, however, under normal circumstances, will not exceed 1.5 years. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.

The average dollar-weighted credit rating of the securities held by the Fund will be at least the equivalent of A- by Moody's Investors Service, Inc. ("Moody's"), S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). To attempt to further limit risk, each security in which the Fund invests must be rated at least Baa by Moody's or BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities in the lowest investment-grade debt category (e.g., bonds rated BBB by S&P or Baa by Moody's) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the securities purchased and their credit rating without reference to rating subcategories. Subject to the average dollar-weighted portfolio credit rating condition, the Fund may retain a debt security which was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade. In addition, the Fund may invest up to 5% of net assets in lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."

The Short Duration Fund may engage in currency exchange transactions to attempt to protect against uncertainty in the level of future exchange rates. In addition, the Fund may utilize various other investment techniques and practices, such as options and futures transactions, buying and selling interest rate and currency swaps, caps, floors and collars, and short sales to further hedge against the overall risk to the Fund. The Fund also may engage in leveraging, lending portfolio securities, purchasing securities on a when-issued or forward commitment basis and purchasing illiquid securities.

COMMON INVESTMENT POLICIES -- ALL FUNDS

This section describes certain investment policies that are common to each Fund. These policies are described in more detail in the Statement of Additional Information.

    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.


    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow or to engage in reverse repurchase agreements or dollar roll transactions only for temporary or emergency purposes with the exception of the U.S. Core Fixed Income Fund, Strategic Global Fixed Income Fund, the High Yield Fund and the Municipal Bond Fund. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and "-- Borrowing."



    LENDING OF PORTFOLIO SECURITIES. A Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 50% of the value of its total assets immediately before such loans.


    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.

    INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The past portfolio ratios for the operational Funds are set forth above under "Financial Highlights." Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The Short Duration Fund and the Balanced Fund anticipate that, under normal conditions, their annual portfolio turnover rate for the Fund should not exceed 100%. However, it is impossible to predict portfolio turnover rates. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. The Portfolio turnover rates for the Funds are set forth above under "Financial Highlights." See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."

The Statement of Additional Information contains additional investment policies and strategies of the Funds.

COMMON INVESTMENT POLICIES -- BEA INTERNATIONAL EQUITY, BEA EMERGING MARKETS EQUITY, BEA U.S. CORE EQUITY, BEA BALANCED, BEA U.S. CORE FIXED INCOME, BEA STRATEGIC GLOBAL FIXED INCOME, BEA HIGH YIELD AND BEA SHORT DURATION FUNDS

    FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of a Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield and the BEA Short Duration Funds engage in currency hedging transactions, they will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. These Funds may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted.
The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. To the extent that such contracts are entered into for this purpose, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 10% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.

    MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds.

Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.

The BEA Short Duration Fund may purchase stripped mortgage-backed securities ("SMBS"), which evidence ownership in future interest payments or the future principal payments on obligations of the U.S. Government and other obligations. SMBS may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. In addition, the market value of SMBS can be extremely volatile in response to higher interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields and there is a greater risk that the initial investment will not be fully recouped.


    ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans.


Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors -- Lower Rated Securities" below.

SUPPLEMENTAL INVESTMENT POLICIES -- BEA MUNICIPAL BOND FUND

    TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The BEA Municipal Bond Fund may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund's participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.

During normal market conditions, up to 20% of the BEA Municipal Bond Fund's net assets may be invested in securities which are not Municipal Obligations; at least 80% of the BEA Municipal Bond Fund's net assets will be invested in Municipal Obligations the interest on which is exempt from regular federal income tax. During temporary defensive periods, the BEA Municipal Bond Fund may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories, applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Adviser, and may also include, without limitation, other debt obligations, such as bank obligations. The BEA Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the BEA Municipal Bond Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The BEA Municipal Bond Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the BEA Municipal Bond Fund to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

SUPPLEMENTAL INVESTMENT POLICIES -- BEA SHORT DURATION FUND


    INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. The BEA Short Duration Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the seller of such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments on a notional principal amount from the seller of such interest rate floor. A collar has aspects of both a cap and a floor.

The BEA Short Duration Fund may enter into these transactions on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Short Duration Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap other than on a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will enter into swap, cap or floor transactions with its Custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-I by Moody's, F-1 by Fitch or Duff-I by Duff, or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

----------------------------------------------

INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."

Each Fund may not:

        Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. Each Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

Any investment policy or limitation which involves a maximum or minimum percentage of securities shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.
----------------------------------------------

RISK FACTORS

    FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of secu-rities exchanges, brokers and issuers in foreign countries than in the United States.



    FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.


    LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.


In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, which may have an impact on BEA's ability to both value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.


    FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

    GENERAL. Investment methods described in this prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.
----------------------------------------------

MANAGEMENT
BOARD OF DIRECTORS
The business and affairs of the Company and of each Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER


BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse Group, the second largest Swiss bank. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.


BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of twelve other registered investment companies.

BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse Group in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.



The day-to-day portfolio management of the BEA International Equity and the BEA Emerging Markets Equity Funds is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), Steven D. Bleiberg (Senior Vice President), Susan Boland (Senior Vice President), Emily Alejos (Vice President) and Robert B. Hrabchak (Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Prior to 1992, he was a director of Kleinwort Benson International Investment in London and was a portfolio manager with Lorithan Regional Council, a public pension plan sponsor in Scotland. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years. Ms. Boland joined BEA in 1996, prior to which time she was a director and portfolio manager for Barran & Partners Limited where she managed a hedge fund invested in European equities. Prior to 1995, she was a partner and European portfolio manager for Teton Partners. Ms. Alejos joined BEA in 1997, prior to which time she was a Vice President and an emerging markets portfolio manager with Bankers Trust. Prior to 1993, she was a research analyst at G.T. Capital Management where she focused on Latin American equities. Mr. Hrabchak joined BEA in 1997, prior to which time he was a senior portfolio manager at Merrill Lynch Asset Management in Hong Kong, where he chaired the Asia Pacific Investment Strategy Committee and managed institutional portfolios. Prior to 1995, he was an associate in investment banking at Salomon Brothers.



The day-to-day portfolio management of the BEA U.S. Core Equity Fund and the equity portion of the BEA Balanced Fund is the responsibility of the BEA Domestic Equity Management Team. The Team consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Executive Director of BEA), John B. Hurford (Executive Director), James A. Abate (Senior Vice President), Eric N. Remole (Managing Director), Marc Bothwell (Vice President) and Michael Welhoelter (Vice President). Messrs. Priest and Hurford have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Abate joined BEA in 1995; previously, he was a Managing Director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a Manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Remole joined BEA in 1997, prior to which time he was Managing Director for fourteen years at Citicorp Investment Management, Inc. (now Chancellor Capital Management, Inc.). Mr. Bothwell joined BEA in 1997, prior to which time he was a vice president and portfolio manager at Chancellor LGT Asset Management, Inc., where he was involved in risk management and research on earnings and earnings surprise modeling. Prior to 1994, he was a programmer and trader at Keane Dealer Services, Inc. Mr. Welhoelter joined BEA in 1997, prior to which time he was a portfolio manager and vice president at Chancellor LGT Asset Management, where he developed risk management and portfolio construction strategies.

The day-to-day portfolio management of the BEA U.S. Core Fixed Income, BEA Municipal Bond, BEA Strategic Global Fixed Income and BEA Short Duration Funds, as well as the fixed-income portion of the BEA Balanced Fund is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), William P. Sterling (Executive Director), Gregg Diliberto (Managing Director), Mark Silverstein (Senior Vice President), Robert Justich (Senior Vice President), Diane Damskey (Vice President), Ira Edelblum (Senior Vice President), and Jo Ann Corkran (Senior Vice President). Messrs. Moore, Diliberto, Silverstein and Edelblum have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Justich joined BEA in 1995, prior to which he worked at Merrill Lynch and as a Manager of Financial Services with Arthur Young & Company. Ms. Damskey joined BEA in 1997, prior to which time she managed fixed income portfolios at Global Emerging Markets Advisors. Prior to 1996, she was a senior vice president and portfolio manager for the First National Bank of Chicago. Ms. Corkran joined BEA in 1997, prior to which time she was a director of mortgage-backed securities at Morgan Stanley. Prior to 1994, she was a vice president at Green Greenwich Capital, and prior to 1993, she was a managing director at First Boston.



The day to day portfolio management of the BEA High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Executive Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), John Tobin (Senior Vice President) and Mary Ann Thomas (Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was Vice President and industry analyst with Bankers Trust Company. Ms. Thomas joined BEA in 1997, prior to which time she was a Vice President and High Yield Bond Analyst in the Capital Management Group of the Prudential Insurance Company of America where she specialized in analyzing high yield bonds for insurance funds. Prior to 1994, she was an equity analyst at Lieber and Company; prior to 1993, she was an equity analyst at Steinhardt Partners.



For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA U.S. Core Equity Fund, the BEA Balanced Fund, the BEA U.S. Core Fixed Income Fund, the BEA Strategic Global Fixed Income Fund, the BEA High Yield Fund, the BEA Municipal Bond Fund, and the BEA Short Duration Fund, computed at an annual rate of .80%, 1.00%, .75%, .60%, .375%, .50%, .70%,
 .70% and .15%, respectively of the average net assets, computed daily and payable quarterly.


BEA may, at its discretion, from time to time agree to waive voluntarily all or any portion of its advisory fee for any Fund.


For the fiscal year ended August 31, 1997, the Company paid BEA investment advisory fees, on an annualized basis, with respect to the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA High Yield, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, and the BEA Municipal Bond Funds of

 .80%, .98%, .71%, .44%, .25%, .43% and .47%, respectively, of the average net assets of the respective Funds, and BEA waived advisory fees of approximately 0%, .02%, .04%, .26%, .125%, .07%, and .23%, respectively, of the average net assets of each such Fund.


BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing return to investors.

The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements.

ADMINISTRATOR

PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for the Institutional Class of the Funds. As administrator, PFPC will provide various services to the Institutional Class of the Funds, including determining the net asset value of the Institutional Class of each Fund, providing shareholder servicing and all accounting services for the Class and generally assisting in all aspects of the operations of the Institutional Class of each Fund. As compensation for its administrative services, the Funds will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Institutional Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. ADMINISTRATIVE SERVICES AGENT
Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., provides certain administrative services to the Institutional Class of each of the Funds that are not provided by PFPC, subject to the supervision and direction of the Board of Directors of each of the Funds. As compensation for such administrative services, each of the Funds pays Counsellors Service each month a fee for the previous month calculated at the annual rate of .15% of average daily net assets of the Institutional Class of each Fund. Counsellors Service's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.

DISTRIBUTOR


Counsellors Securities Inc. ("Counsellors Securities"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as the Company's distributor. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Company to Counsellors Securities for distribution services with respect to the Institutional Shares of the Funds.


BEA, Counsellors Securities or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, Counsellors Securities or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.

TRANSFER AGENT

State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, North Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN

Brown Brothers Harriman & Co. serves as Custodian for all of the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.
----------------------------------------------

EXPENSES

The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Institutional Classes of the Funds pay their own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Classes or if they receive different services.

The expenses for each Fund are set forth in the tables entitled "Annual Fund Operating Expenses," above.
----------------------------------------------

HOW TO PURCHASE SHARES

GENERAL

Shares representing interests in the Funds are offered continuously for sale by the Distributor. Except as described below, BEA Institutional Class Shares are currently available for purchase only by investors who have entered into an investment management agreement with BEA or its affiliates. Shares may be purchased initially by completing the application and forwarding the application to the BEA Institutional Funds. Purchases of Shares may be effected by wire to an account to be specified by BFDS or by mailing a check or Federal Reserve Draft, payable to the order of "The BEA Institutional Funds," The BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500. The name of the Fund for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the BEA Institutional Funds must be at least $3,000,000, except Shares may be purchased by existing clients of BEA or its affiliates or by officers of such existing clients (or those holding similar positions) with an initial investment of at least $100,000; all subsequent investments for such persons must be at least $1,000. Subsequent initial investments in any other Fund must be at least $100,000. Each Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

Shares of the Funds may be purchased by officers and employees of BEA or its affiliates and any BEA pension or profit-sharing plan, without being subject to the minimum investment limitation or the requirement that investors enter into an investment management agreement.

Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when these holidays occur on a Saturday or Sunday.

The price paid for Shares purchased will be the net asset value next computed after an order is received by the Fund's transfer agent prior to its close of business on such day. Orders received by the Fund's transfer agent after its close of business are priced at the net asset value next determined on the following Business Day. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.

PURCHASES IN-KIND

Subject to the approval of the Adviser, investors may acquire shares of any of the Funds in exchange for portfolio securities that are eligible for investment by the relevant Fund or Funds. Such portfolio securities must (a) meet the investment objectives and policies of the Funds, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable. Generally an investor will recognize for federal income tax purposes any gain or loss realized on an exchange of property for shares. Under certain circumstances, initial investors may not recognize gain or loss on such an exchange. Investors, particularly initial investors, are urged to consult their tax advisers in determining the particular federal income tax consequences of their purchase in-kind. Such exchanges will be subject to each Fund's minimum investment requirement. Shareholders may be required to bear certain administrative or custodial costs in effecting purchases in-kind.
----------------------------------------------

HOW TO REDEEM AND EXCHANGE SHARES

An investor of a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).


REDEMPTION IN WRITING



Shareholders may redeem for cash some or all of their Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per Share next determined after the initial receipt of proper notice of redemption. The value of Shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as the agent or investment adviser for the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Institutional Funds in the event redemption is required by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS

Payment of the Redemption Price for Shares redeemed will be made by wire or by check mailed within seven days after acceptance by the BEA Institutional Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.

INVOLUNTARY REDEMPTION

The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such a Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION IN-KIND

The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

EXCHANGE PRIVILEGE

An individual or institution may exchange Institutional Shares of a Fund for Institutional Shares of any other BEA Institutional Fund at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Institutional Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

The exchange privilege is available to shareholders residing in any state in which the Institutional Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Institutional Funds at (800) 401-2230.

If the exchanging shareholder does not currently own shares of the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.
----------------------------------------------

NET ASSET VALUE

The net asset values for each class of a Fund are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.

Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under the procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.
----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for the BEA International Equity, the BEA Emerging Markets Equity, and the BEA U.S. Core Equity Funds annually. The Company will distribute net investment income, if any, for the BEA Balanced and the BEA Short Duration Funds at least annually. The Company will distribute net investment income for the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield and the BEA Municipal Bond Funds at least quarterly. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless a contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Institutional Funds in writing.
----------------------------------------------

TAXES

GENERAL

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain or mid-term capital gain, if any, of a Fund, as the case may be, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. However, the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

The BEA Municipal Bond Fund intends to pay substantially all of its dividends as "exempt interest dividends." Investors in this Fund should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of 24% in the case of individuals, trusts and estates, and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Depending upon market conditions, the BEA Municipal Bond Fund may invest up to 40% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

The BEA Municipal Bond Fund will determine annually the percentages of its net investment income which are fully tax-exempt, which constitute an item of tax preference for alternative minimum tax purposes, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.
An investment in one Fund is not intended to constitute a balanced investment program. Shares of the BEA Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.

FOREIGN INCOME TAXES

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata shares of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a

Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income.

No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
----------------------------------------------

MULTI-CLASS STRUCTURE

The Company offers other classes of shares, Investor and Advisor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Funds and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of the Investor and Advisor Shares separately from Institutional Shares. Because of different fees paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor and Advisor Shares. Information concerning these other classes may be obtained by calling the BEA Institutional Funds at (800) 401-2230.
----------------------------------------------

DESCRIPTION OF SHARES

The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA INSTITUTIONAL CLASSES REPRESENTING INTERESTS IN THE BEA INTERNATIONAL EQUITY, THE BEA EMERGING MARKETS EQUITY, THE BEA HIGH YIELD, THE BEA U.S. CORE EQUITY, THE BEA BALANCED, THE BEA U.S. CORE FIXED INCOME, THE BEA STRATEGIC GLOBAL FIXED INCOME, THE BEA MUNICIPAL BOND AND THE BEA SHORT DURATION FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company's Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

As of November 15, 1997, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.
----------------------------------------------

OTHER INFORMATION

REPORTS AND INQUIRIES

Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Institutional Funds at (800) 401-2230 or by writing to BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500.

PERFORMANCE INFORMATION


From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. This standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Mutual Fund Forecaster, Morningstar, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and that inclusion of such fees would reduce the performance quoted.


From time to time, each of the Funds other than the BEA International Equity, BEA Emerging Markets Equity and BEA U.S. Core Equity Funds may also advertise its "30-day yield." The yield refers to the income generated by an investment in a Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

The yield on shares of a Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in a Fund are not reflected in the yields on a Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     BEA INSTITUTIONAL FUNDS
                      QUICK REFERENCE GUIDE


BEA INSTITUTIONAL FUNDS
-----------------------------------
International Equity Fund
Emerging Markets Equity Fund
U.S. Core Equity Fund
Balanced Fund
U.S. Core Fixed Income Fund
Strategic Global Fixed Income Fund
High Yield Fund
Municipal Bond Fund
Short Duration Fund


WORLD WIDE WEB
-----------------------------------
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
-----------------------------------
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
-----------------------------------
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.


EXCHANGE PRIVILEGES
-----------------------------------
Shareholders may sell fund shares and buy shares of other
BEA Institutional Funds in writing. Please refer to the Prospectus section entitled "Exchange Privilege."


STATEMENTS AND REPORTS
-----------------------------------
As a shareholder you will receive the following:
* Confirmation Statements - after every transaction that affects your account balance or account registration
* Account Statements - quarterly
* Financial Reports - semi-annually

INVESTMENT ADVISER
-----------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022


DISTRIBUTOR
-----------------------------------
Counsellors Securities Inc.
466 Lexington Avenue
New York, NY 10017-3147


ADMINISTRATOR
-----------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809


ADMINISTRATIVE SERVICES AGENT
-----------------------------------
Counsellors Funds Service, Inc.
466 Lexington Avenue
New York, NY 10017-3147


CUSTODIAN
-----------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
-----------------------------------
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
-----------------------------------
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103


LEGAL COUNSEL
-----------------------------------
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107-3496

                                 B E A
        [graphic]
                             ADVISOR FUNDS


        INTERNATIONAL EQUITY FUND

       EMERGING MARKETS EQUITY FUND

      GLOBAL TELECOMMUNICATIONS FUND

             HIGH YIELD FUND


       PROSPECTUS - DECEMBER 8, 1997

                               TABLE OF CONTENTS


                                                                                                                       PAGE
                                                                                                                     ---------
Annual Fund Operating Expenses.....................................................................................        P-2
Financial Highlights...............................................................................................        P-3
The Company........................................................................................................        P-7
Investment Objectives and Policies.................................................................................        P-7
Investment Limitations.............................................................................................       P-12
Risk Factors.......................................................................................................       P-13
Management.........................................................................................................       P-15
Expenses...........................................................................................................       P-18
How to Purchase Shares.............................................................................................       P-18
How to Redeem and Exchange Shares..................................................................................       P-21
Net Asset Value....................................................................................................       P-23
Dividends and Distributions........................................................................................       P-23
Taxes..............................................................................................................       P-23
Multi-Class Structure..............................................................................................       P-25
Description of Shares..............................................................................................       P-25
Other Information..................................................................................................       P-26

                               BEA ADVISOR FUNDS
THE BEA ADVISOR FUNDS CONSIST OF FOUR CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "ADVISOR SHARES" OR "SHARES") OF SUCH CLASSES (THE "ADVISOR CLASSES" OR "CLASSES") ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN ONE OF THE FOUR OF THE INVESTMENT PORTFOLIOS OF THE COMPANY DESCRIBED IN THIS PROSPECTUS (COLLECTIVELY, THE "FUNDS"). THE INVESTMENT OBJECTIVE OF EACH FUND DESCRIBED IN THIS PROSPECTUS IS AS FOLLOWS:

        BEA INTERNATIONAL EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

        BEA EMERGING MARKETS EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

        BEA GLOBAL TELECOMMUNICATIONS FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of telecommunications companies, both foreign and domestic.

        BEA HIGH YIELD FUND -- seeks to provide a high total return. The Fund will invest primarily in high yield fixed income securities issued by corporations, governments and agencies, both domestic and foreign.

    There can be, of course, no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."

    THE BEA HIGH YIELD FUND MAY INVEST ITS ASSETS WITHOUT LIMITATION IN SECURITIES WHICH ARE BELOW INVESTMENT-GRADE QUALITY. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF LOSS OF PRINCIPAL AND INTEREST, THAN THOSE INVOLVED WITH INVESTMENT-GRADE SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS."

    BEA Associates ("BEA" or the "Adviser"), a U.S. investment advisory firm, will act as the investment adviser to each Fund. BEA maintains a global investment strategy and, as of September 30, 1997, served as adviser for approximately $34.6 billion of assets.

    The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Individual Retirement Accounts, Uniform Gifts to Minors and Automatic Investment Plans is $1,000 and the minimum subsequent investment in each of these plans is $100.

    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 8, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related material, on the SEC website (http://www.sec.gov).

    Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in shares of the Funds involve investment risks, including the possible loss of principal.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                      DECEMBER 8, 1997

                         ANNUAL FUND OPERATING EXPENSES

                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)



                                                                      BEA
                                                         BEA        EMERGING            BEA
                                                    INTERNATIONAL   MARKETS           GLOBAL               BEA
                                                       EQUITY        EQUITY     TELECOMMUNICATIONS     HIGH YIELD
                                                        FUND          FUND             FUND               FUND
                                                    -------------   --------   ---------------------  -------------
Management Fees (after waivers)(2)................       .80%          .98%                 .0%               .44%
12b-1 Fees........................................       .25%          .25%                .25%               .25%
Other Expenses (after waivers and
 reimbursements)(2)...............................       .38%          .52%               1.40%               .27%
                                                         ---           ---                 ---                ---
Total Fund Operating Expenses (after waivers and
 reimbursements)(2)...............................      1.43%         1.75%               1.65%               .96%
                                                         ---           ---                 ---                ---
                                                         ---           ---                 ---                ---


------------------------------
(1) The annual operating expenses for the Funds are based on actual expenses incurred for the period ended August 31, 1997.

(2) Before waivers, Management Fees would be 1.00%, 1.00% and .70%, for the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund, respectively; Other Expenses would be .48%, .67%, 7.13% and .52%, for the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund, and the BEA High Yield Fund, respectively, and Total Fund Operating Expenses would be 1.53%, 1.92%, 8.38% and 1.47%, respectively.

--------------------------------------------------------------------------------
EXAMPLE
An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                                        ONE    THREE   FIVE     TEN
                                                                        YEAR   YEARS   YEARS   YEARS
                                                                        ----   -----   -----   -----
BEA International Equity Fund.........................................  $ 15    $45     $78    $ 171
BEA Emerging Markets Equity Fund......................................  $ 18    $55     $95    $ 206
BEA Global Telecommunications Fund....................................  $ 17    $52     $90    $ 195
BEA High Yield Fund...................................................  $ 10    $31     $53    $ 118

The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Funds may pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of various costs and expenses, see "Management" below.) The expense figures in the fee table are based on fees and costs incurred by the Advisor Class of the Funds during the fiscal period ended August 31, 1997. The fee table reflects expense reimbursements and voluntary waivers of Management Fees and Administration Fees. The Adviser and Administrators are under no obligation with respect to such fee waivers and reimbursements, however, and there can be no assurance that any future waivers of Management and Administration Fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumption of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

FINANCIAL HIGHLIGHTS

The tables below set forth certain information concerning the investment results of the BEA Advisor Classes representing interests in the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund for the periods indicated. The financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Funds' independent accountants, Coopers & Lybrand L.L.P. The financial information should be read together with these financial statements and related notes. Further information about the performance of the Funds is available in the Funds' Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the BEA Advisor Funds free of charge by calling (800) 401-2230.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                       BEA INTERNATIONAL
                                                          EQUITY FUND
                                                    -----------------------
                                                        FOR THE PERIOD
                                                     NOVEMBER 1, 1996* TO
                                                        AUGUST 31, 1997
                                                    -----------------------
Net asset value, beginning of period..............          $  19.67
                                                        ------------
  Income from investment operations
    Net investment income (loss)..................              0.36
    Net realized and unrealized gains (losses) on
     securities and foreign currency
     transactions.................................              2.40
                                                        ------------
    Total from investment operations..............              2.76
                                                        ------------
  Less Dividends and Distributions
    Dividends from net investment income..........             (0.26)
    Distributions from capital gains..............                --
                                                        ------------
    Total Dividends and Distributions.............             (0.26)
                                                        ------------
    Net asset value, end of period................          $  22.17
                                                        ------------
                                                        ------------
Total return......................................             14.14%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................          $147,365
    Ratio of expenses to average net assets.......              1.43%(a)(b)
    Ratio of net investment income to average net
     assets.......................................              1.15%(b)
    Portfolio turnover rate.......................               126%
    Average commission rate(d)....................          $ 0.0039


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Equity Fund Advisor Class would have been 1.53% annualized for the period ended August 31, 1997.
(b) Annualized.
(c) Not annualized.

(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      BEA EMERGING MARKETS
                                                          EQUITY FUND
                                                    ------------------------
                                                         FOR THE PERIOD
                                                      NOVEMBER 1, 1996* TO
                                                        AUGUST 31, 1997
                                                    ------------------------
Net asset value, beginning of period..............          $   18.08
                                                        -------------
  Income from investment operations
    Net investment income.........................               0.18
    Net realized and unrealized gains on
     securities and foreign currency
     transactions.................................               1.40
                                                        -------------
    Total from investment operations..............               1.58
                                                        -------------
  Less Dividends and Distributions
    Dividends from net investment income..........              (0.06)
    Distributions from capital gains..............                 --
                                                        -------------
    Total Dividends and Distributions.............              (0.06)
                                                        -------------
    Net asset value, end of period................            $ 19.60
                                                        -------------
                                                        -------------
Total return......................................               8.76%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................            $ 3,586
    Ratio of expenses to average net assets.......               1.75%(a)(b)
    Ratio of net investment income to average net
     assets.......................................               0.88%(b)
    Portfolio turnover rate.......................                147%
    Average commission rate(d)....................            $0.0004


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Emerging Markets Equity Fund Advisor Class would have been 1.92% annualized for the period ended August 31, 1997.
(b) Annualized.
(c) Not annualized.

(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           BEA GLOBAL
                                                    TELECOMMUNICATIONS FUND
                                                    ------------------------
                                                         FOR THE PERIOD
                                                      DECEMBER 4, 1996* TO
                                                        AUGUST 31, 1997
                                                    ------------------------
Net asset value, beginning of period..............          $   15.00
                                                         ------------
  Income from investment operations
    Net investment income.........................               0.02
    Net realized and unrealized gains on
     securities and foreign currency
     transactions.................................               2.28
                                                         ------------
    Total from investment operations..............               2.30
                                                         ------------
  Less Dividends and Distributions
    Dividends from net investment income..........                 --
    Distributions from capital gains..............                 --
                                                         ------------
    Total Dividends and Distributions.............                 --
                                                         ------------
    Net asset value, end of period................           $  17.30
                                                         ------------
                                                         ------------
Total return......................................              15.33%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................           $569,472
    Ratio of expenses to average net assets.......               1.65%(a)(b)
    Ratio of net investment income to average net
     assets.......................................               0.16%(b)
    Portfolio turnover rate.......................                 43%(c)
    Average commission rate(d)....................           $ 0.0035

(a) Without the voluntary waiver of advisory fees and administration fees, and without the reimbursement of operating expenses the ratios of expenses to average net assets for the BEA Global Telecommunications Fund Advisor Class would have been 8.38% annualized for the period ended August 31, 1997.
(b) Annualized.
(c) Not annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
* Commencement of operations.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      BEA HIGH YIELD FUND
                                                    ------------------------
                                                         FOR THE PERIOD
                                                      NOVEMBER 1, 1996* TO
                                                        AUGUST 31, 1997
                                                    ------------------------
Net asset value, beginning of period..............          $   16.21
                                                         ------------
  Income from investment operations
    Net investment income.........................               0.93
    Net realized and unrealized gains on
     securities and foreign currency
     transactions.................................               0.87
                                                         ------------
    Total from investment operations..............               1.80
                                                         ------------
  Less Dividends and Distributions
    Dividends from net investment income..........              (0.93)
    Distributions from capital gains..............                 --
                                                         ------------
    Total Dividends and Distributions.............              (0.93)
                                                         ------------
    Net asset value, end of period................            $ 17.08
                                                         ------------
                                                         ------------
Total return......................................              11.49%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................            $86,375
    Ratio of expenses to average net assets.......               0.96%(a)(b)
    Ratio of net investment income (loss) to
     average net assets...........................               8.13%(b)
    Portfolio turnover rate.......................                 84%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Advisor Class would have been 1.47% annualized for the period ended August 31, 1997.
(b) Annualized.
(c) Not annualized.

* Commencement of operations.

                               BEA ADVISOR FUNDS


----------------------------------------------
THE COMPANY
The Company is an open-end management investment company that currently operates or proposes to operate twenty-two separate investment portfolios. Each of the BEA Advisor Funds represents an interest in a separate portfolio. Each Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988. The Funds are designed primarily for individual investors and are available through financial intermediaries, including broker-dealers, investment advisers, financial planners, banks and insurance companies. Investment professionals such as those listed above may purchase Shares for discretionary or non-discretionary accounts maintained by individuals.
----------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a specialized investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.

BEA INTERNATIONAL EQUITY FUND

The BEA International Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in, but not limited to, Argentina, Australia, Austria, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined below under "Investment Objectives and Policies -- BEA Emerging Markets Equity Fund," but does not expect to invest more than 40% of its total assets in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.


Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."
BEA EMERGING MARKETS EQUITY FUND

The BEA Emerging Markets Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during defensive periods, maintain investments in at least three Emerging Market countries.

The Fund normally will not select portfolio securities on the basis of their dividend or income potential unless BEA believes the income will contribute to the securities' capital appreciation potential.
An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."
BEA GLOBAL TELECOMMUNICATIONS FUND

The BEA Global Telecommunications Fund's investment objective is long-term capital appreciation by investing primarily in equity securities of telecommunications companies, both foreign and domestic. It is the policy of the Fund under normal market conditions to invest not less than 65% of its total assets in equity securities (including common and preferred stocks, convertible securities and warrants to acquire such equity securities) of telecommunications companies. The Fund will invest in convertible securities based on their underlying equity characteristics without regard to the credit rating of such securities. Such convertible securities may include lower-quality high yielding securities. See "Risk Factors -- Lower Rated Securities." As a Fund investing in global markets, at least 65% of the Fund's investments will be made in at least three different countries.
The Fund considers telecommunications companies to be those which are engaged primarily in designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile communications and cellular radio and paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; video and telex; and emerging technologies combining telephone, television and/or computer systems (collectively, "telecom-munications activities"). A "telecommunications company" is an entity in which
(i) at least 50% of either its revenue or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities based on the company's most recent fiscal year. The remainder of the assets of the BEA Global Telecommunications Fund may be invested in equity or non-equity securities issued by companies that are not primarily engaged in telecommunications activities.
Because the Fund will concentrate its investments in the telecommunications industry, its investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.


BEA HIGH YIELD FUND


The BEA High Yield Fund seeks to provide high total return by investing primarily in high yield fixed income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in such high yield fixed income securities, with the remainder invested in fixed income securities which may have equity characteristics, such as convertible bonds. The Fund may also invest in equity securities, warrants and options. The Fund is not limited in the extent to which it can invest in securities rated below investment-grade by recognized rating agencies or in comparable unrated securities. See "Risk Factors -- Lower-Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities.


The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.
COMMON INVESTMENT POLICIES -- ALL FUNDS
This section describes certain investment policies that are common to each Fund. These policies are described in more detail in the Statement of Additional Information.
    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.
    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow, or to engage in reverse repurchase agreements or dollar roll transactions, only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and "-- Borrowing."

    LENDING OF PORTFOLIO SECURITIES. A Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 50% of the value of its total assets immediately before such loans.


    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.

    INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The past portfolio turnover rates for the Advisor Classes of the Funds are set forth above under "Financial Highlights." Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. The portfolio turnover rates for the Funds are set forth above under "Financial Highlights." See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."
    FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of a Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the Funds engage in currency hedging transactions, they will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. These Funds may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted. The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. To the extent that such contracts are entered into for this purpose they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 10% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.

    MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds.
Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.

    ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.
    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors -- Lower Rated Securities" below.

The Statement of Additional Information contains additional investment policies and strategies of the Funds.
----------------------------------------------

INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."

Each Fund may not:

        Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or
    mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then
    in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing.
Each Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.
Any investment policy or limitation which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.
----------------------------------------------
RISK FACTORS
    FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets.
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.



    FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.
    LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.



In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, which may have an impact on BEA's ability both to value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.


    FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.
    GENERAL. Investment methods described in this Prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.
----------------------------------------------
MANAGEMENT
BOARD OF DIRECTORS
The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors.
INVESTMENT ADVISER

BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse Group, the second largest Swiss bank. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

BEA is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and as sub-adviser to certain portfolios of twelve other registered investment companies.


BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse Group in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.



The day-to-day portfolio management of the BEA International Equity and the BEA Emerging Markets Equity Funds is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), Steven D. Bleiberg (Senior Vice President), Susan Boland (Senior Vice President), Emily Alejos (Vice President) and Robert B. Hrabchak (Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Prior to 1992, he was a director of Kleinwort Benson International Investment in London and was a portfolio manager with Lorithan Regional Council, a public pension plan sponsor in Scotland. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years. Ms. Boland joined BEA in 1996, prior to which time she was a director and portfolio manager for Barran & Partners Limited where she managed a hedge fund invested in European equities. Prior to 1995, she was a partner and European portfolio manager for Teton Partners. Ms. Alejos joined BEA in 1997, prior to which time she was a Vice President and an emerging markets portfolio manager with Bankers Trust. Prior to 1993, she was a research analyst at G.T. Capital Management where she focused on Latin American equities. Mr. Hrabchak joined BEA in 1997, prior to which time he was a senior portfolio manager at Merrill Lynch Asset Management in Hong Kong, where he chaired the Asia Pacific Investment Strategy Committee and managed institutional portfolios. Prior to 1995, he was an associate in investment banking at Salomon Brothers.


The day-to-day portfolio management of the BEA Global Telecommunications Fund is the responsibility of the BEA Global Telecommunications Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), James Abate (Senior Vice President), Steven D. Bleiberg (Senior Vice President), Stephen Waite (Vice President), Emily Alejos (Vice President) and Robert Hrabchak (Vice President). Mr. Abate joined BEA in 1995; previously, he was a Managing Director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a Manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Waite joined BEA in 1995, prior to which he was Vice President and Senior European Economist for Merrill Lynch & Company in London.


The day-to-day portfolio management of the BEA High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Executive Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), John Tobin (Senior Vice President) and Mary Ann Thomas (Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F. Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was Vice President and industry analyst with Bankers Trust Company. Ms. Thomas joined BEA in 1997, prior to which time she was a Vice President and High Yield Bond Analyst in the Capital Management Group of the Prudential Insurance Company of America where she specialized in analyzing high yield bonds for insurance funds. Prior to 1994, she was an equity analyst at Lieber and Company; prior to 1993, she was an equity analyst at Steinhardt Partners.


For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund computed at an annual rate of .80%, 1.00%, 1.00% and .70%, respectively, of average daily net assets, computed daily and payable quarterly.

BEA may, at its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Fund.

For the fiscal year ended August 31, 1997, the Company paid BEA investment advisory fees, on an annualized basis, with respect to the BEA International Equity, the BEA Emerging Markets Equity, BEA Global Telecommunications and the BEA High Yield Funds of .80%, .98%, 0% and .44%, respectively, of the average net assets of the respective Funds, and BEA waived advisory fees of approximately 0%, .02%, 1.00% and .26%, respectively, of the average net assets of each such Fund.

BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing return to investors.
The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements. CO-ADMINISTRATORS
PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as co-administrator for the Advisor Class of the Funds. As co-administrator, PFPC will provide various services to the Advisor Class of the Funds, including determining the net asset value of the Advisor Class of each Fund, providing all accounting services for the Class and generally assisting in all aspects of the operations of the Advisor Class of each Fund. As compensation for administrative services, the Funds will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Advisor Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Company employs BEA as co-administrator. As co-administrator, BEA generally assists the Advisor Class of each of the Funds in all aspects of their administration and shareholder servicing. As compensation, the Company pays to BEA a fee calculated at an annual rate of .05% of the average daily net assets of the Advisor Class of each Fund for assets up to $125 million, and .10% thereafter.

DISTRIBUTOR
Counsellors Securities Inc. ("Counsellors Securities"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as the Company's distributor. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .25% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between Counsellors Securities and the Company in accordance with a distribution plan (the "12b-1 Plan") adopted by the Company pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the Company's 12b-1 Plan may be used by Counsellors Securities to cover expenses that are related to (i) the distribution of Advisor Shares of the Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Advisor Shares of the Funds, all as set forth in the Company's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the expenses actually incurred. Counsellors Securities may delegate some or all of these functions to a Service Organization. See "How to Purchase Shares -- Purchases Through Intermediaries."
BEA, Counsellors Securities or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, Counsellors Securities or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares. TRANSFER AGENT
State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, Quincy, MA 02171, telephone number (800) 401-2230.
CUSTODIAN
Brown Brothers Harriman & Co. serves as custodian for all of the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.
----------------------------------------------

EXPENSES

The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Advisor Class of the Funds pays its own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Advisor Class or if it receives different services.

The expenses for each Fund are set forth in the tables entitled "Annual Fund Operating Expenses," above.
----------------------------------------------

HOW TO PURCHASE SHARES

Shares representing interests in the Funds are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge through the BEA Advisor Funds. Shares of a Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL
If an investor desires to purchase Shares by mail, a check or money order made payable to the "BEA Advisor Funds" (in U.S. currency) should be sent along with the completed account application to the "BEA Advisor Funds" at the address set forth below. Checks payable to the investor and endorsed to the order of the "BEA Advisor Funds" will not be accepted as payment and will be returned to sender. If payment is received by check in proper form on or before the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (generally 4:00 p.m. Eastern Time) on a day that a Fund calculates its net asset value (a "Business Day") the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next Business Day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a completed application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to the "BEA Advisor Funds" accompanied by a breakdown of amounts to be invested in each Fund. If a check used for purchase does not clear, the Funds will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.
SEND TO:
BEA ADVISOR FUNDS
P.O. Box 8500
Boston, MA 02266-8500
OVERNIGHT TO:
BFDS
ATTN: BEA ADVISOR FUNDS
2 Heritage Drive
North Quincy, MA 02171

BY WIRE

Investors may also purchase Shares by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. After telephoning
(800) 401-2230 for instructions, an investor should then wire Federal Funds to the BEA Advisor Funds , c/o BFDS using the following wire address:

State Street Bank & Trust Company
ABA# 0110 000 28
ATTN: Mutual Fund/Custody Dept.
[BEA Advisor Fund Name]
DDA# 9905-227-6
For Further Credit: [ACCOUNT NUMBER AND REGISTRATION]

If a telephone order is received by the close of regular trading on the NYSE AND payment by wire is received on the same day in proper form (in accordance with instructions stated above), the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order AND is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next Business Day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.
Shares of a Fund are sold without a sales charge. The minimum initial investment in a Fund is $2,500 and minimum subsequent investments must be $250, except that subsequent minimum investments can be as low as $100 under the Automatic Investment Plan, Uniform Gifts to Minors Act and through Individual Retirement Accounts described below. The Funds reserve the right to change the initial and subsequent minimum investment requirements at any time.
After an investor has made his initial investment, additional Shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number and the name in which Shares are being purchased. Each Fund reserves the right to suspend the offering of Shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing Shares in a Fund are not normally issued.
PURCHASE THROUGH INTERMEDIARIES
The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals ("Service Agents") impose certain conditions on their clients that invest in the Funds, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the minimum initial or subsequent investments, redemption fees and certain trading restrictions may be modified or waived by Service Agents, and administrative charges or other direct fees may be imposed for the services rendered, which charges or fees would not be imposed if Fund Shares were purchased directly from the Funds. Therefore, a client or customer should contact the Service Agent acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents or, if applicable, their designees, will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Agents, or, if applicable, their designees that have entered into agreements with a Fund or its agent, may enter confirmed purchase orders on behalf of clients and customers with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time the Service Agents could be held liable for resulting fees or losses.

A Fund will be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, receives a purchase or redemption order in good order. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, BEA, Counsellors Securities or an affiliate of either may pay Service Agent and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service

Fee") of the average annual value of accounts with the Funds maintained by such Service Agent or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. The Service Fee payable to any one Service Agent or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Agent or recordkeeper.
AUTOMATIC INVESTMENT PLAN
Additional investments in Shares may be made automatically on a periodic basis by authorizing the BEA Advisor Funds to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the BEA Advisor Funds, at (800) 401-2230 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100. RETIREMENT PLANS AND UGMA/UTMA ACCOUNTS
Shares may be purchased in conjunction with Individual Retirement Accounts ("IRAs"), rollover IRAs, pension, profit-sharing or other employer benefit plans, and under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). The minimum initial investment in conjunction with such accounts is $1,000, and the minimum subsequent investment is $100. For further information as to applications and annual fees, please contact the BEA Advisor Funds. To determine whether the benefits of an IRA and other plans and UGMA and UTMA accounts are available and/or appropriate, a shareholder should consult with a tax adviser.
----------------------------------------------
HOW TO REDEEM AND EXCHANGE SHARES
An investor of a Fund may redeem (sell) his Shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

REDEMPTION IN WRITING

Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Advisor Funds c/o BFDS, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of a redemption. The value of Shares at the time of redemption may be more or less than the shareholders' cost depending on the market value of the securities held by the Fund at the time.

A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as an agent or investment adviser to the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Advisor Funds in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS


Payment of the Redemption Price for Shares redeemed will be made by wire or by check mailed within seven days after acceptance by the BEA Advisor Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.
INVOLUNTARY REDEMPTION
The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. REDEMPTION IN-KIND
The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.
EXCHANGE PRIVILEGE
An individual or Service Agent may exchange Advisor Shares of a Fund for Advisor Shares of any other BEA Advisor Fund at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Advisor Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Advisor Funds at
(800) 401-2230.

If the exchanging shareholder does not currently own shares of the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

TELEPHONE TRANSACTIONS

In order to request redemptions or exchanges by telephone, investors must have completed and returned to the BEA Advisor Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make redemptions or exchanges by telephone by calling the BEA Advisor Funds at (800) 401-2230. To add a telephone redemption or exchange feature to an existing account that previously did not provide for this option, a Telephone Redemption or Exchange Authorization Form may be obtained from the BEA Advisor Funds. Neither the Company, the Funds, the Distributor, the Co-Administrators, the Transfer Agent nor any other Fund agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Such procedures may include, among others, providing written confirmation of telephone transactions, tape recording telephone instructions, requiring that redemption proceeds be sent only by check to the account owners of record at the address of record or by wire only to the owners of record at the bank account of record, and requiring specific personal information prior to acting upon telephone instructions.
----------------------------------------------
NET ASSET VALUE
The net asset values for each class of the Funds are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.
Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.
----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for the BEA International Equity, the BEA Emerging Markets Equity and the BEA Global Telecommunications Funds annually. The Company will distribute net investment income for the BEA High Yield Fund, if any, at least quarterly. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless a contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Advisor Funds in writing.
----------------------------------------------

TAXES

GENERAL

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.
Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. However, the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.
Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.
FOREIGN INCOME TAXES
Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata share of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
----------------------------------------------
MULTI-CLASS STRUCTURE
The Company offers other classes of shares, the Institutional and Investor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of the Institutional and Investor Shares separately from the Advisor Shares. Because of different fees paid by the Advisor Shares, the total return on such Shares can be expected, at any time, to be different than the total return on Institutional and Investor Shares. Information concerning these other classes may be obtained by calling the BEA Advisor Funds at (800) 401-2230.
----------------------------------------------
DESCRIPTION OF SHARES
The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA ADVISOR CLASSES REPRESENTING INTERESTS IN THE BEA INTERNATIONAL EQUITY, THE BEA EMERGING MARKETS EQUITY, THE BEA GLOBAL TELECOMMUNICATIONS AND THE BEA HIGH YIELD FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.
The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.
Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.
As of November 15, 1997, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.
----------------------------------------------

OTHER INFORMATION


REPORTS AND INQUIRIES


Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Advisor Funds at (800) 401-2230 or by writing to the BEA Advisor Funds P.O. Box 8500, Boston, MA 02266-8500.



PERFORMANCE INFORMATION



From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. This standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies Inc., Mutual Fund Forecaster, Morningstar, Inc. or Weisenberger Investment

Company Service, or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and that inclusion of such fees would reduce the performance quoted.

From time to time, the BEA High Yield Fund may also advertise its "30-day yield." The yield refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

The yield on shares of the Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by intermediaries directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

HISTORICAL PERFORMANCE INFORMATION

For the period from commencement of operations (November 1, 1996) through August 31, 1997, the total return since inception (not annualized) for the Advisor Class of the BEA International Equity, Emerging Markets Equity and High Yield Funds was as follows:

FOR THE PERIOD ENDED AUGUST 31, 1997

                                                                                                                    SINCE
                                                                                                                  INCEPTION
                                                                                                                  ---------
International Equity Fund.......................................................................................     14.14%
Emerging Markets Equity Fund....................................................................................      8.76%
High Yield Fund.................................................................................................     11.49%

The total return assumes reinvestment of all dividends and capital gains and reflects fee waivers in effect. Without these waivers, the Funds' performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Advisor Shares when redeemed may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.

    INSTITUTIONAL CLASS. The table below presents the prior total return history on an annualized basis for the Institutional Class of the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds for the periods indicated. The investment objectives, policies and strategies of the Funds underlying the Institutional and Advisor Classes are identical. The Institutional Class, which has a minimum investment of $3 million, has lower fees and expenses than the Advisor Class, so that the performance of the Institutional Class will differ from that of the Advisor Class. IN ADDITION, THE PAST PERFORMANCE OF THE INSTITUTIONAL CLASS OF EACH FUND IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF EACH FUND. Listed below the performance history for each Fund is a comparative index comprised of securities similar to those in which the Funds invest.

FOR THE YEAR ENDED AUGUST 31, 1997

                                                                                                                          SINCE
FUND/INDEX (ANNUALIZED)                                                                     ONE YEAR    THREE YEARS    INCEPTION*
-----------------------------------------------------------------------------------------  -----------  ------------  -------------
BEA International Equity.................................................................       15.9%         4.4%          10.4%
Morgan Stanley Capital International-Europe, Australia & Far East Index**................        9.4%         6.0%          11.6%
BEA Emerging Markets Equity..............................................................        8.3%        (5.4)%          7.8%
Morgan Stanley Capital International-Emerging Markets Free Index**.......................        4.6%        (3.2)%         12.1%
BEA High Yield...........................................................................       15.2%        11.8%          11.2%
CS First Boston High Yield Index***......................................................       15.4%        12.9%          11.2%

------------------------
  * The BEA International Equity Fund commenced operations on October 1, 1992; the BEA Emerging Markets Equity Fund commenced operations on February 1, 1993; the BEA High Yield Fund commenced operations on March 31, 1993.
 ** These indices are composites of equity securities considered to be representative of equity performance in the specified countries. These indices are not actively managed, and cannot be invested in directly. Historical performance of these market indices does not guarantee future performance of the Fund.
*** The index is a composite of fixed income securities considered to be representative of fixed income performance in the high yield fixed income market. The index is not actively managed, and cannot be invested in directly. Historical performance of the market index does not guarantee future performance of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             BEA ADVISOR FUNDS

                            QUICK REFERENCE GUIDE


BEA ADVISOR FUNDS
-------------------------------------
International Equity Fund
Emerging Markets Equity Fund
Global Telecommunications Fund
High Yield Fund

WORLD WIDE WEB
-------------------------------------
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
-------------------------------------
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
-------------------------------------
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.

EXCHANGE PRIVILEGES
-------------------------------------
Shareholders may sell fund shares and buy shares of other BEA Advisor Funds by telephone or in writing. Please refer to the Prospectus section entitled "Exchange Privilege."

STATEMENTS AND REPORTS
-------------------------------------
As a shareholder you will receive the following:
* Confirmation Statements - after every transaction that affects your account balance or account registration
* Account Statements - quarterly
* Financial Reports - semi-annually

INVESTMENT ADVISER
-------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

DISTRIBUTOR
-------------------------------------
Counsellors Securities Inc.
466 Lexington Avenue
New York, NY 10017-3147

CO-ADMINISTRATOR
-------------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CO-ADMINISTRATOR
-------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

CUSTODIAN
-------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
-------------------------------------
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
-------------------------------------
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
-------------------------------------
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107-3496

                                           B E A
       [graphic]
                                    INVESTOR FUNDS


               INTERNATIONAL EQUITY FUND

              EMERGING MARKETS EQUITY FUND

             GLOBAL TELECOMMUNICATIONS FUND

                   HIGH YIELD FUND


               PROSPECTUS - DECEMBER 8, 1997

                               TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                        ---------
Annual Fund Operating Expenses........................................................................          2
Financial Highlights..................................................................................          3
The Company...........................................................................................          3
Investment Objectives and Policies....................................................................          3
Investment Limitations................................................................................          8
Risk Factors..........................................................................................          9
Management............................................................................................         11
Expenses..............................................................................................         14
How to Purchase Shares................................................................................         14
How to Redeem and Exchange Shares.....................................................................         17
Net Asset Value.......................................................................................         19
Dividends and Distributions...........................................................................         19
Taxes.................................................................................................         19
Multi-Class Structure.................................................................................         21
Description of Shares.................................................................................         21
Other Information.....................................................................................         22

                               BEA INVESTOR FUNDS
THE BEA INVESTOR FUNDS CONSIST OF FOUR CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "INVESTOR SHARES" OR "SHARES") OF SUCH CLASSES (THE "INVESTOR CLASSES" OR "CLASSES") ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN ONE OF THE FOUR INVESTMENT PORTFOLIOS OF THE COMPANY DESCRIBED IN THIS PROSPECTUS (COLLECTIVELY, THE "FUNDS"). THE INVESTMENT OBJECTIVE OF EACH FUND DESCRIBED IN THIS PROSPECTUS IS AS FOLLOWS:

        BEA INTERNATIONAL EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

        BEA EMERGING MARKETS EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

        BEA GLOBAL TELECOMMUNICATIONS FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of telecommunications companies, both foreign and domestic.

        BEA HIGH YIELD FUND -- seeks to provide a high total return. The Fund will invest primarily in high yield fixed income securities issued by corporations, governments and agencies, both domestic and foreign.

    There can be, of course, no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."

    THE BEA HIGH YIELD FUND MAY INVEST ITS ASSETS WITHOUT LIMITATION IN SECURITIES WHICH ARE BELOW INVESTMENT-GRADE QUALITY SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF LOSS OF PRINCIPAL AND INTEREST, THAN THOSE INVOLVED WITH INVESTMENT-GRADE SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS."

    THE INVESTOR SHARES OF THE PORTFOLIOS ARE SOLD UNDER THE NAME "BEA INVESTOR FUNDS." THE INVESTOR SHARES MAY NOT BE PURCHASED BY INDIVIDUALS DIRECTLY FROM THE COMPANY'S DISTRIBUTOR, BUT BROKER-DEALERS, FINANCIAL INSTITUTIONS, DEPOSITORY INSTITUTIONS, RETIREMENT PLANS AND OTHER FINANCIAL INTERMEDIARIES ("INSTITUTIONS") MAY PURCHASE INVESTOR SHARES FOR INDIVIDUALS. THE INVESTOR SHARES IMPOSE A 12B-1 FEE OF UP TO .50% PER ANNUM, WHICH IS THE ECONOMIC EQUIVALENT OF A SALES CHARGE.

    BEA Associates ("BEA" or the "Adviser"), a U.S. investment advisory firm, will act as the investment adviser to each Fund. BEA maintains a global investment strategy and, as of September 30, 1997, served as adviser for approximately $34.6 billion of assets.

    The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Individual Retirement Accounts, Automatic Investment Plans and Uniform Gifts to Minors is $1,000 and the minimum subsequent investments in each of these plans is $100.

    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 8, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related materials, on the SEC website (http//www.sec.gov).

    Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank, and Shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in Shares of the Funds involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                      DECEMBER 8, 1997

                         ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)(1)


                                                      BEA
                                                    EMERGING   BEA GLOBAL
                                         BEA        MARKETS    TELECOMMUNI-
                                    INTERNATIONAL    EQUITY      CATIONS      BEA HIGH
                                     EQUITY FUND      FUND        FUND       YIELD FUND
                                    -------------   --------   -----------   ----------
Management Fees (after
 waivers)(1)......................       .80%          .98%        .00%         .44%
12b-1 Fees........................       .50%          .50%        .50%         .50%
Other Expenses (after
 waivers)(1)......................       .36%          .51%       1.40%         .26%
                                         ---           ---         ---          ---
Total Fund Operating Expenses
 (after waivers)(1)...............      1.66%         1.99%       1.90%        1.20%
                                         ---           ---         ---          ---
                                         ---           ---         ---          ---


------------------------------

(1) Based upon estimated amounts for the current fiscal year after expense waivers. Before waivers, Management Fees would be 1.00%, 1.00% and .70% for the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds, respectively; Other Expenses would be .45%, .63%, 7.13% and .43% for the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds, respectively, and Total Fund Operating Expenses would be 1.75%, 2.13%, 8.63% and 1.63% for such respective Funds.


--------------------------------------------------------------------------------

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                                                                                   THREE
                                                                                                    ONE YEAR       YEARS
                                                                                                   -----------  -----------
BEA International Equity Fund....................................................................   $      17    $      53
                                                                                                          ---          ---
BEA Emerging Markets Equity Fund.................................................................   $      20    $      62
                                                                                                          ---          ---
BEA Global Telecommunications Fund...............................................................   $      19    $      60
                                                                                                          ---          ---
BEA High Yield Fund..............................................................................   $      12    $      38
                                                                                                          ---          ---

The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Funds may pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of various costs and expenses see "Management" below.) The expense figures in the fee table are based on fees and costs expected to be incurred by the Investor Classes of the Funds during the current fiscal period. The fee table reflects voluntary waivers of Management and Administration Fees. The Adviser and Administrator are under no obligation with respect to such fee waivers, however, and there can be no assurance that any future waivers of Management and Administration Fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumptions of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

                               BEA INVESTOR FUNDS

----------------------------------------------

FINANCIAL HIGHLIGHTS
No financial highlights are presented for the Investor Class since, as of the date of this Prospectus, the Class had no operating history.
----------------------------------------------

THE COMPANY

The Company is an open-end management investment company that currently operates or proposes to operate twenty-two separate investment portfolios. Each of the BEA Investor Funds represents an interest in a separate portfolio. Each Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988.

The Funds are designed primarily for individual investors and are available through financial intermediaries including broker-dealers, investment advisers, financial planners, banks, and insurance companies. Investment professionals such as those listed above may purchase Shares for discretionary or non-discretionary accounts maintained by individuals.
----------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a specialized portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.

BEA INTERNATIONAL EQUITY FUND

The BEA International Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in, but not limited to, Argentina, Australia, Austria, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined below under "Investment Objectives and Policies -- BEA Emerging Markets Equity Fund," but does not expect to invest more than 40% of its total assets in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.


Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."
BEA EMERGING MARKETS EQUITY FUND


The BEA Emerging Markets Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during defensive periods, maintain investments in at least three Emerging Market countries.


The Fund normally will not select portfolio securities on the basis of their dividend or interest income potential unless BEA believes the income will contribute to the securities' capital appreciation potential.

An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities may include lower quality, high yielding debt securities. See "Risk Factors -- Lower-Rated Securities."
BEA GLOBAL TELECOMMUNICATIONS FUND

The BEA Global Telecommunications Fund's investment objective is long-term capital appreciation by investing primarily in equity securities of telecommunications companies, both foreign and domestic. It is the policy of the Fund under normal market conditions to invest not less than 65% of its total assets in equity securities (including common and preferred stocks, convertible securities and warrants to acquire such equity securities) of telecommunications companies. The Fund will invest in convertible securities based on their underlying equity characteristics without regard to the credit rating of such securities. Such convertible securities may include lower-quality high yielding securities commonly known as "junk bonds." See "Risk Factors -- Lower-Rated Securities." As a Fund investing in global markets, at least 65% of the Fund's investments will be made in at least three different countries.

The Fund considers telecommunications companies to be those which are engaged primarily in designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile communications and cellular radio and paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; video and telex; and emerging technologies combining telephone, television and/or computer systems (collectively, "telecommunications activities"). A "telecommunications company" is an entity in which (i) at least 50% of either its revenue or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities based on the company's most recent fiscal year. The remainder of the assets of the BEA Global Telecommunications Fund may be invested in non-equity securities issued by companies that are not primarily engaged in telecommunications activities.

Because the Fund will concentrate its investments in the telecommunications industry, its investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.


BEA HIGH YIELD FUND


The BEA High Yield Fund seeks to provide high total return by investing primarily in high yield fixed-income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in such high yield fixed income securities, with the remainder invested in fixed income securities which may have equity characteristics, such as convertible bonds. The Fund may also invest in equity securities such as warrants and options. The Fund is not limited in the extent to which it can invest in securities rated below investment-grade by recognized rating agencies or in comparable unrated securities. See "Risk Factors -- Lower-Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities.


The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.


COMMON INVESTMENT POLICIES -- ALL FUNDS


This section describes certain investment policies that are common to each Fund. These policies are described in more detail in the Statement of Additional Information.

    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.

    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow, or to engage in reverse repurchase agreements or dollar roll transactions, only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and " -- Borrowing."


    LENDING OF PORTFOLIO SECURITIES. A Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 50% of the value of its total assets immediately before such loans.


    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.

    INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds anticipate that their annual portfolio turnover rate should not exceed 100% under normal conditions. However, it is impossible to predict portfolio turnover rates. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."

    FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of a Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the BEA Funds engage in currency hedging transactions, they will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. These Funds may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted. The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. To the extent that such contracts are entered into for this purpose, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 10% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.

    MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds.

Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.


    ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans.


Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.
    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors -- Lower Rated Securities" below.

The Statement of Additional Information contains additional investment policies and strategies of the Funds.
----------------------------------------------

INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."

Each Fund may not:

            Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. Each Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

Any investment policy or limitation which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.
----------------------------------------------

RISK FACTORS

    FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.



    FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.

    LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.


In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, which may have an impact on BEA's ability both to value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.


    FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

    GENERAL. Investment methods described in this Prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.
----------------------------------------------

MANAGEMENT

BOARD OF DIRECTORS

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER


BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse Group, the second largest Swiss bank. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.


BEA is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and as sub-adviser to certain portfolios of twelve other registered investment companies.


BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse Group in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.



The day-to-day portfolio management of the BEA International Equity and the BEA Emerging Markets Equity Funds is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), Steven D. Bleiberg (Senior Vice President), Susan Boland (Senior Vice President), Emily Alejos (Vice President) and Robert B. Hrabchak (Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in

1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Prior to 1992, he was a director of Kleinwort Benson International Investment in London and was a portfolio manager with Lorithan Regional Council, a public pension plan sponsor in Scotland. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years. Ms. Boland joined BEA in 1996, prior to which time she was a director and portfolio manager for Barran & Partners Limited where she managed a hedge fund invested in European equities. Prior to 1995, she was a partner and European portfolio manager for Teton Partners. Ms. Alejos joined BEA in 1997, prior to which time she was a Vice President and an emerging markets portfolio manager with Bankers Trust. Prior to 1993, she was a research analyst at G.T. Capital Management where she focused on Latin American equities. Mr. Hrabchak joined BEA in 1997, prior to which time he was a senior portfolio manager at Merrill Lynch Asset Management in Hong Kong, where he chaired the Asia Pacific Investment Strategy Committee and managed institutional portfolios. Prior to 1995, he was an associate in investment banking at Salomon Brothers.



The day-to-day portfolio management of the BEA Global Telecommunications Fund is the responsibility of the BEA Global Telecommunications Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), James Abate (Senior Vice President), Steven D. Bleiberg (Senior Vice President), Stephen Waite (Vice President), Emily Alejos (Vice President) and Robert B. Hrabchak (Vice President). Mr. Abate joined BEA in 1995; previously, he was a Managing Director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a Manager in Price Waterhouse's Valuation/ Corporate Finance Group. Mr. Waite joined BEA in 1995, prior to which he was Vice President and Senior European Economist for Merrill Lynch & Company in London.



The day-to-day portfolio management of the BEA High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Executive Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), John Tobin (Senior Vice President) and Mary Ann Thomas (Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F. Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was Vice President and industry analyst with Bankers Trust Company. Ms. Thomas joined BEA in 1997, prior to which time she was a Vice President and High Yield Bond Analyst in the Capital Management Group of the Prudential Insurance Company of America where she specialized in analyzing high yield bonds for insurance funds. Prior to 1994, she was an equity analyst at Lieber and Company; prior to 1993, she was an equity analyst at Steinhardt Partners.



For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund computed at an annual rate of .80%, 1.00%, 1.00% and .70%, respectively, of the average daily net assets, computed daily and payable quarterly.

BEA may, at its discretion, from time to time agree to waive voluntarily all or any portion of its advisory fee for any Fund.


For the fiscal year ended August 31, 1997, the Company paid BEA investment advisory fees, on an annualized basis, with respect to the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds of .80%, .98%, 0% and .44%, respectively, of the average daily net assets of the respective Funds, and BEA waived advisory fees of approximately 0%, .02%, 1.00% and .26%, respectively, of the average net assets of each such Fund.


BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing return to investors.

The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements.

CO-ADMINISTRATORS

PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as co-administrator for the Investor Class of the Funds. As co-administrator, PFPC will provide various services to the Investor Class of the Funds, including determining the net asset value of the Investor Class of each Fund, providing all accounting services for the Class and generally assisting in all aspects of the operations of the Investor Class of each Fund. As compensation for administrative services, the Funds pay PFPC a fee calculated at the annual rate of .125% of average daily net assets of the Investor Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Company employs BEA as co-administrator. As co-administrator, BEA generally assists the Investor Class of each of the Funds in all aspects of their administration and shareholder servicing. As compensation, the Company pays to BEA a fee calculated at an annual rate of .05% of average daily net assets of the Investor Class of each Fund, for assets up to $125 million, and .10% thereafter.

DISTRIBUTOR

Counsellors Securities Inc. ("Counsellors Securities"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as the Company's distributor. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .50% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between Counsellors Securities and the Company in accordance with a distribution plan (the "12b-1 Plan") adopted by the Company pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the Company's 12b-1 Plan may be used by Counsellors Securities to cover expenses that are related to (i) the distribution of Investor Shares of the Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Shares of the Funds, all as set forth in the Company's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the expenses actually incurred. Counsellors Securities may delegate some or all of these functions to a Service Organization. See "How to Purchase Shares -- Purchases Through Intermediaries."

BEA, Counsellors Securities or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, Counsellors Securities or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.

TRANSFER AGENT

State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, North Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN

Brown Brothers Harriman & Co. serves as Custodian for all of the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.
----------------------------------------------

EXPENSES

The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Investor Class of the Funds pays its own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.
----------------------------------------------

HOW TO PURCHASE SHARES


GENERAL


Shares representing interests in the Funds are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge through the BEA Investor Funds. Shares of a Fund may be purchased either by mail, or with special advance instructions, by wire.

BY MAIL

If an investor desires to purchase Shares by mail, a check or money order made payable to the "BEA Investor Funds" (in U.S. currency) should be sent along with the completed account application to the "BEA Investor Funds" at the address set forth below. Checks payable to the investor and endorsed to the order of the "BEA Investor Funds" will not be accepted as payment and will be returned to sender. If payment is received by check in proper form on or before the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (generally, 4:00 p.m. Eastern Time) on a day that a Fund calculates its net asset value (a "Business Day") the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE the purchase will be effected at the Fund's net asset value determined for the next Business Day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a completed application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to the "BEA Investor Funds" accompanied by a breakdown of amounts to be invested in each Fund. If a check used for purchase does not clear, the Funds will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.

SEND TO: BEA INVESTOR FUNDS
P.O. Box 8500
Boston, MA 02266-8500

OVERNIGHT TO:
BFDS
ATTN: BEA INVESTOR FUNDS
2 Heritage Drive
North Quincy, MA 02171

BY WIRE
Investors may also purchase Shares by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. After telephoning
(800) 401-2230 for instructions, an investor should then wire Federal Funds to the BEA Investor Funds c/o BFDS using the following wire address:

State Street Bank & Trust Company
ABA# 0110 000 28
ATTN: Mutual Fund/Custody Dept.
    [BEA Investor Fund Name]
    DDA# 9905-227-6
For Further Credit: [ACCOUNT NUMBER AND REGISTRATION]

If a telephone order is received by the close of regular trading on the NYSE, AND payment by wire is received on the same day in proper form (in accordance with instructions stated above), the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order AND is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next Business Day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

Shares of a Fund are sold without a sales charge. The minimum initial investment in a Fund is $2,500 and the minimum subsequent investments must be $250, except that subsequent minimum investments can be as low as $100 under the Automatic Investment Plan, Uniform Gifts to Minors Act and through Individual Retirement Accounts described below. The Funds reserve the right to change the initial and subsequent minimum investment requirements at any time.

After an investor has made his initial investment, additional Shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number and the name in which Shares are being purchased. Each Fund reserves the right to suspend the offering of Shares for a period of time or reject any specific purchase order. In the interest of economy and convenience, physical certificates representing Shares in a Fund are not normally issued.

PURCHASE THROUGH INTERMEDIARIES

The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals ("Service Agents") impose certain conditions on their clients that invest in the Funds, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the minimum initial or subsequent investments, redemption fees and certain trading restrictions may be modified, or waived by Service Agents and administrative charges or other direct fees may be imposed, which charges or fees would not be imposed if Fund Shares were purchased directly from the Funds. Therefore, a client or customer should contact the Service Agent acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Agents, or, if applicable, their designees that have entered into agreements with a Fund or its agent, may enter confirmed purchase orders on behalf of clients and customers with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time the Service Agents could be held liable for resulting fees or losses.

A Fund will be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, receives a purchase or redemption order in good order. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, BEA, Counsellors Securities or an affiliate of either may pay Service Agent and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Funds maintained by such Service Agent or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. The Service Fee payable to any one Service Agent or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Agent or recordkeeper.

Investors who purchase Shares through a program of services offered or administered by a securities dealer or financial institution should read the program materials in conjunction with this Prospectus. The Funds reserve the right to vary further the initial and subsequent minimum investment requirements at any time.

AUTOMATIC INVESTMENT PLAN

Additional investments in Shares may be made automatically on a periodic basis by authorizing the BEA Investor Funds to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the BEA Investor Funds, at (800) 401-2230 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

RETIREMENT PLANS AND UGMA/UTMA ACCOUNTS

Shares may be purchased in conjunction with Individual Retirement Accounts ("IRAs"), rollover IRAs, pension, profit-sharing or other employer benefit plans, and under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). The minimum initial investment in conjunction with such accounts is $1,000, and the minimum subsequent investment is $100. For further information as to applications and annual fees, please contact the BEA Investor Funds. To determine whether the benefits of an IRA and other plans and UGMA and UTMA accounts are available and/or appropriate, a shareholder should consult with a tax adviser.
----------------------------------------------
HOW TO REDEEM AND EXCHANGE SHARES
An investor of a Fund may redeem (sell) his Shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

REDEMPTION IN WRITING

Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Investor Funds c/o BFDS, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of Shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as the agent or investment adviser for the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Investor Funds in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS

Payment of the Redemption Price for Shares redeemed will be made by wire or check mailed within seven days after acceptance by the BEA Investor Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.

INVOLUNTARY REDEMPTION

The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION IN-KIND

The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

EXCHANGE PRIVILEGE

An institution may exchange Investor Shares of a Fund for Investor Shares of any other BEA Investor Fund at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Investor Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

The exchange privilege is available to shareholders residing in any state in which the Investor Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Investor Funds at
(800) 401-2230.

If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

TELEPHONE TRANSACTIONS

In order to request redemptions or exchanges by telephone, investors must have completed and returned to the BEA Investor Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make redemptions or exchanges by telephone by calling the BEA Investor Funds at (800) 401-2230. To add a telephone redemption or exchange feature to an existing account that previously did not provide for this option, a Telephone Redemption or Exchange Authorization Form may be obtained from the BEA Investor Funds. Neither the Company, the Funds, the Distributor, the Co-Administrators, the Transfer Agent nor any other Fund agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Such procedures may include, among others, providing written confirmation of telephone transactions, tape recording telephone instructions, requiring that redemption proceeds be sent only by check to the account owners of record at the address of record or by wire only to the owners of record at the bank account of record, and requiring specific personal information prior to acting upon telephone instructions.
----------------------------------------------

NET ASSET VALUE

The net asset values for each class of the Funds are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.

Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under the procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.
----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for the BEA International Equity, the BEA Emerging Markets Equity and the BEA Global Telecommunications Funds annually. The Company will distribute net investment income for the BEA High Yield Fund, if any, at least quarterly. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Investor Funds in writing.
----------------------------------------------

TAXES

GENERAL

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended

(the "Code"). So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. However, the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

Shareholders who exchange Shares representing interests in one Fund for Shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.

Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.

Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

FOREIGN INCOME TAXES

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata shares of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
----------------------------------------------

MULTI-CLASS STRUCTURE

The Company offers other classes of shares, Institutional and Advisor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of the Institutional and Advisor Shares separately from Investor Shares. Because of different fees paid by the Investor Shares, the total return on such Shares can be expected, at any time, to be different than the total return on Institutional and Advisor Shares. Information concerning these other classes may be obtained by calling the BEA Investor Funds at (800) 401-2230.
----------------------------------------------

DESCRIPTION OF SHARES

The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA INVESTOR CLASSES REPRESENTING INTERESTS IN THE BEA INTERNATIONAL EQUITY, THE BEA EMERGING MARKETS EQUITY, THE BEA GLOBAL TELECOMMUNICATIONS AND THE BEA HIGH YIELD FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company's Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

As of November 15, 1997, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.
----------------------------------------------
OTHER INFORMATION
REPORTS AND INQUIRIES

Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Investor Funds at (800) 401-2230 or by writing to the BEA Investor Funds, P.O. Box 8500, Boston, MA 02266-2500.

PERFORMANCE INFORMATION


From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. This standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Mutual Fund Forecaster, Morningstar, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's

Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and the inclusion of such fees would reduce the performance quoted.


From time to time, the BEA High Yield Fund may also advertise its "30-day yield." The yield refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

The yield on shares of the Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by intermediaries directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. HISTORICAL PERFORMANCE INFORMATION

    INSTITUTIONAL CLASS. The table below presents the prior total return history on an annualized basis for the Institutional Class of the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds for the periods indicated. The investment objectives, policies and strategies of the Funds underlying the Institutional and the Investor Classes are identical. The Institutional Class, which has a minimum investment of $3 million, has lower fees and expenses than the Investor Class, so that the performance of the Institutional Class will differ from that of the Investor Class. IN ADDITION, THE PAST PERFORMANCE OF THE INSTITUTIONAL CLASS OF THESE FUNDS IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF EACH FUND. Listed below the performance history for each Fund is a comparative index comprised of securities similar to those in which the Funds invest.

FOR THE PERIOD ENDED AUGUST 31, 1997

                                                     ONE    THREE   SINCE
FUND/INDEX (ANNUALIZED)                              YEAR   YEARS   INCEPTION*
--------------------------------------------------  ------  ------  ------
BEA International Equity..........................   15.9%     4.4%  10.4%
Morgan Stanley Capital International-Europe,
 Australia & Far East Index**.....................    9.4%     6.0%  11.6%
BEA Emerging Markets Equity.......................    8.3%    (5.4)%  7.8%
Morgan Stanley Capital International-Emerging
 Markets Free Index**.............................    4.6%    (3.2)% 12.1%
BEA High Yield....................................   15.2%    11.8%  11.2%
CS First Boston High Yield Index***...............   15.4%    12.9%  11.2%

------------------------
  * The BEA International Equity Fund commenced operations on October 1, 1992; the BEA Emerging Markets Equity Fund commenced operations on February 1, 1993; the BEA High Yield Fund commenced operations on March 31, 1993.

 ** These indices are composites of equity securities considered to be representative of equity performance in the specified countries. These indices are not actively managed, and cannot be invested in directly. Historical performance of these market indices does not guarantee future performance of the Fund.

*** The index is a composite of fixed income securities considered to be representative of fixed income performance in the specified market. The index is not actively managed, and cannot be invested in directly. Historical performance of the market index does not guarantee future performance of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    BEA INVESTOR FUNDS
                  QUICK REFERENCE GUIDE


BEA INVESTOR FUNDS
----------------------------------------
International Equity Fund
Emerging Markets Equity Fund
Global Telecommunications Fund
High Yield Fund

WORLD WIDE WEB
----------------------------------------
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
----------------------------------------
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
----------------------------------------
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.

EXCHANGE PRIVILEGES
----------------------------------------
Shareholders may sell fund shares and buy shares of other BEA Investor Funds by telephone or in writing. Please refer to the Prospectus section entitled
"Exchange Privilege."


STATEMENTS AND REPORTS
----------------------------------------
As a shareholder you will receive the following:
*  Confirmation Statements - after every transaction
   That affects your account balance or account registration
* Account Statements - quarterly
* Financial Reports - semi-annually


INVESTMENT ADVISER
----------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022


DISTRIBUTOR
----------------------------------------
Counsellors Securities Inc.
466 Lexington Avenue
New York, NY 10017-3147


CO-ADMINISTRATOR
----------------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CO-ADMINISTRATOR
----------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022


CUSTODIAN
----------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


TRANSFER AGENT
----------------------------------------
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
----------------------------------------
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
----------------------------------------
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107-3496